As filed with the Commission on July 30, 2004

                                                      1933 Act File No. 33-45973
                                                      1940 Act File No. 811-6576

            SECURITIES AND EXCHANGE COMMISSIONWashington, D.C. 20549
                                    Form N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 53                       X

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 54                                X

                            SCUDDER ADVISOR FUNDS III
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-5000
                         (Registrant's Telephone Number)

                             Daniel O. Hirsch, Esq.
                                One South Street
                            Baltimore, Maryland 21202
                     (Name and Address of Agent for Service)

                                   Copies to:
                             Burton M. Leibert, Esq.
                          Willkie Farr & Gallagher LLP
                                 787 Seventh Ave
                            New York, New York 10019

It is proposed that this filing will become effective (check appropriate box):

/___/   Immediately upon filing pursuant to paragraph (b)
/ X /   On August 1, 2004 pursuant to paragraph (b)
/___/   60 days after filing pursuant to paragraph (a)(1)
/___/   On ___________ pursuant to paragraph (a)(1)
/___/   75 days after filing pursuant to paragraph (a)(2)
/___/   On ___________ pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective
prospectus of each of the listed funds:

Scudder Lifecycle Long Range Fund
Scudder Lifecycle Mid Range Fund
Scudder Lifecycle Short Range Fund

--------------------------------------------------------------------------------

For all above listed funds:

Until August 20, 2004, each fund acts as a feeder fund in a master/feeder structure. That structure is described as follows: Organizational Structure.

The Scudder Lifecycle Long Range Fund, Scudder Lifecycle Mid Range Fund and Scudder Lifecycle Short Range Fund are each "feeder funds" that invest all of their assets in a "master portfolio," Scudder Asset Management Portfolio, Scudder Asset Management Portfolio II and Scudder Asset Management Portfolio III, respectively. Each master portfolio is advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

The funds and their respective master portfolio have the same goal. The master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to its assets. Each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows a fund's Trustees to withdraw the fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw a fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.

For the Institutional Class of Scudder Lifecycle Long Range Fund only:

Until August 13, 2004, the fund will be known as Scudder Lifecycle Long Range Fund -- Premier Class. Until August 13, 2004, your initial investment in the fund must be for at least $5,000,000 and the minimum subsequent investment is $1,000,000.

You may buy Premier Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial representative"). Contact them for details on how to enter and pay for your order. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the fund. Financial representatives may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The fund's investment advisor or administrator may provide compensation to financial representatives for distribution, administrative and promotional services.

You may also buy Premier Class shares by sending your check (along with a completed Application Form) directly to the fund. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.



               Please Retain This Supplement for Future Reference


August 1, 2004

                                                                         SCUDDER
                                                                     INVESTMENTS


                      Investment Class

                             Prospectus

--------------------------------------------------------------------------------

                             August 1, 2004

--------------------------------------------------------------------------------
                        |
                        |   Scudder Lifecycle Short Range Fund
                        |
                        |   Scudder Lifecycle Mid Range Fund
                        |
                        |   Scudder Lifecycle Long Range Fund




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

How the Funds Work                      How to Invest in the Funds

  4  Scudder Lifecycle Short             46  Buying and Selling Investment
     Range Fund                              Class Shares

 15  Scudder Lifecycle Mid               47  Policies You Should Know
     Range Fund                              About


 26  Scudder Lifecycle Long              53  Understanding Distributions
     Range Fund                              and Taxes


 38  Other Policies and Secondary
     Risks

 39  Who Manages and Oversees
     the Funds

 42  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                             |  Investment Class
                                                             |
                                               ticker symbol |  BTSRX
                                                 fund number |  814

Scudder Lifecycle Short Range Fund
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy

The Lifecycle Short Range Fund seeks high current income consistent with conservation of capital.

In seeking the fund's objective, the investment advisor allocates the fund's assets among three principal asset classes: stocks, bonds and short-term instruments. The investment advisor will generally allocate the largest portion of its assets to short-term instruments and bonds, with a smaller allocation to stocks.

These are general guidelines. The fund's investment in each asset class fluctuates depending on the investment advisor's perception of the opportunities available among the three asset classes and the relative risks associated with such opportunities, consistent with the fund's goal. The fund regularly uses derivatives to increase or decrease its exposure to the various asset classes.

The currency portion of the fund's portfolio is generally designed to enhance returns during periods of relative US dollar weakness and to protect returns during periods of relative US dollar strength. The fund may take a position in a country's currency without owning securities within that market. This strategy can be used to enhance returns as well as to hedge.


Principal investments

Stocks. These securities include domestic and foreign equity securities of all types. The investment advisor seeks to maximize total return by assembling a portfolio of stocks that attempts to track the S&P 500 Index through security selection while seeking to avoid style, industry and sector bias. The first step in the investment process is to construct a portfolio that tracks the S&P 500 Index. The securities in the portfolio are then run through a variety of quantitative screens to determine the weighting that the advisor believes will produce the best risk adjusted return by overweighting or underweighting these securities relative to their index weighting.

These proprietary screens are designed to identify investment opportunities resulting from various market inefficiencies that the advisor can turn into investment strategies to add value to the portfolio through stock selection. The strategies the advisor employs to attempt to take advantage of these market inefficiencies fall into different categories such as event driven (such as an announced change in the stocks that comprise the S&P 500 Index), valuation (such as a company's decision to make a new offer of common stock), and earnings related (such as an earnings announcement that is inconsistent with market expectations).


Securities in this asset class include common stocks, fixed rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, TBA (to be announced) purchase commitments and other equity securities issued by companies of any size, located anywhere in the world.


Bonds. These securities include investment grade domestic and foreign fixed income securities. Investment grade securities are rated within the top four rating categories by a nationally recognized statistical rating organization. The investment advisor seeks to maximize returns within the bond class by adjusting the fund's investments in securities with different credit qualities, maturities and coupon or dividend rates, as well as by seeking securities that take advantage of differences in yields among instruments or issuers of currencies. Securities in this asset class include bonds, notes, adjustable-rate preferred stocks, convertible bonds, taxable municipal securities, mortgage-related and asset-backed securities, domestic and foreign government agency securities, zero coupon bonds, Rule 144A securities (securities whose resale is restricted), and other intermediate- and long-term securities.

Short-Term Instruments. The short-term instruments in which the fund may invest include domestic and foreign securities, money market mutual funds and money market instruments. The investment advisor seeks to maximize return within this asset class by investing in securities that take advantage of differences in yields among instruments or issuers of currencies.

The fund may invest in:


o Short-term obligations of the US or foreign governments, their agencies and instrumentalities;

o Other short-term debt securities rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality);

o  Commercial paper;

o Bank obligations including negotiable certificates of deposit, time deposits and bankers' acceptances;

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and

o  Money market mutual funds.


At the time of the fund's investment in commercial paper, bank obligations or repurchase agreements, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality).

Derivatives. The fund invests in various instruments commonly known as "derivatives" to increase its exposure to an asset class. The fund primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class. The fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

The fund may invest up to 25% of its total assets in the currencies of any of the markets comprising the MSCI Developed Markets List (the "MSCI List").

Index Derivatives. The fund may invest up to 10% of its total assets in short positions of equity or fixed income futures of any of the markets which comprise the MSCI List, excluding the United States. The fund may invest up to 25% of its total assets in short positions of US equity or fixed income index futures, provided that the fund also invests the same amount in long positions in these same types of securities. In pursuing this investment strategy, the fund may invest, in the aggregate, up to 25% of its total assets in short positions, and an additional 25% of its total assets in long positions, in these types of securities.

--------------------------------------------------------------------------------

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.

Short sales are the sale of shares of a security now owned by a fund, but are borrowed through a broker and are later repurchased to replace the loan. Profit comes from the initial sale at a higher price than the repurchase price.

The MSCI Developed Markets List is currently comprised of the following markets:
Australia, Greece, Portugal, Austria, Hong Kong, Singapore, Belgium, Ireland, Spain, Canada, Italy, Sweden, Denmark, Japan, Switzerland, Finland, Netherlands, United Kingdom, France, New Zealand, United States of America, Germany and Norway.

Investment process

The investment advisor regularly reviews the fund's investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the fund's investment objective. In deciding how to allocate the fund's assets, the investment advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. In managing the fund, the investment advisor uses:


o Statistical processes, including a database system to help analyze past situations and trends;

o Portfolio management professionals to determine asset allocation and to select individual securities; and

o Its own credit analysis as well as credit analysis provided by rating services to determine the quality of debt securities and short-term instruments.


The fund employs a global asset allocation strategy which attempts to enhance returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

In implementing its global asset allocation strategy, the fund may invest in futures and options based on any type of security or index including futures traded on foreign exchanges, such as bonds and equity indices of foreign countries. Some futures and options strategies, including selling futures, buying puts and writing calls, may hedge the fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the fund's market exposure. Futures and options may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The fund may also enter into forward currency exchange contracts, may buy and sell futures contracts and options relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow the fund to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on the investment advisor's judgment as to the potential risks and rewards of implementing the different types of strategies.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the fund was invested primarily in stocks, it would perform poorly relative to a fund invested primarily in bonds.

Stock Market Risk. An important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund's effective duration and reducing the value of the security. Because the fund can invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

o Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Derivatives Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

o  that the derivative may not fully offset the underlying position;

o that the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o the possibility that the fund cannot sell the derivative because of an illiquid secondary market.

The use of short sales and/or derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures contracts used for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index and two other relevant benchmarks (which, unlike the fund, do not have any fees, taxes or expenses). The performance of the fund, the index and the benchmarks varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Lifecycle Short Range Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                 Investment Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1994       -2.83
1995       14.42
1996        7.80
1997       13.74
1998       13.53
1999        3.27
2000        4.89
2001        2.81
2002        0.92

2003        8.31


2004 Total Return as of June 30: 0.39%


For the periods included in the bar chart:


Best Quarter: 6.39%, Q2 1997              Worst Quarter: -2.44%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                          1 Year      5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
  Return before Taxes                      8.31         4.01          6.54
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      6.88         2.44          4.35
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      5.44         2.50          4.33
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deduction for        28.68        -0.57         11.07
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deduction for         4.20         6.62          6.96
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 3 (reflects no deduction for         6.74         4.85          6.99
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Index 2: The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.

Index 3: The Asset Allocation Index -- Short Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-Month T-bill Index) weighted by their corresponding proportion of the fund's neutral position (stocks: 15%; bonds: 55%; cash: 30%). These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-Month T-bill Index is representative of the 3-month Treasury market.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.




--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment              None
--------------------------------------------------------------------------------


Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                    0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses*                                                   1.48
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   2.13
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements                            1.13
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses**                             1.00
--------------------------------------------------------------------------------

* Restated to reflect the change in expenses following the collapse of the maser/feeder structure effective August 20, 2004.

** The investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total annual operating expenses will not exceed 1.00% through July 31, 2005.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Investment Class            $102           $558         $1,040        $2,373

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            |  Investment Class
                                                            |
                                             ticker symbol  |  BTLRX
                                               fund number  |  813

Scudder Lifecycle Mid Range Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The Lifecycle Mid Range Fund seeks capital growth, current income and growth of income, consistent with reasonable investment risk.

In seeking the fund's objective, the investment advisor allocates the fund's assets among three principal asset classes: stocks, bonds and short-term instruments. The investment advisor will generally allocate the largest portion of its assets to bonds, with smaller allocations to short-term instruments and stocks.

These are general guidelines. The fund's investment in each asset class fluctuates depending on the investment advisor's perception of the opportunities available among the three asset classes and the relative risks associated with such opportunities, consistent with the fund's goal. The fund regularly uses derivatives to increase or decrease its exposure to the various asset classes.

The currency portion of the fund's portfolio is generally designed to enhance returns during periods of relative US dollar weakness and to protect returns during periods of relative US dollar strength. The fund may take a position in a country's currency without owning securities within that market. This strategy can be used to enhance returns as well as to hedge.


Principal investments

Stocks. These securities include domestic and foreign equity securities of all types. The investment advisor seeks to maximize total return by assembling a portfolio of stocks that attempts to track the S&P 500 Index through security selection while seeking to avoid style, industry and sector bias. The first step in the investment process is to construct a portfolio that tracks the S&P 500 Index. The securities in the portfolio are then run through a variety of quantitative screens to determine the weighting that the advisor believes will produce the best risk adjusted return by overweighting or underweighting these securities relative to their index weighting. These proprietary screens are designed to identify investment opportunities resulting from various market inefficiencies that the advisor can turn into investment strategies to add value to the portfolio through stock selection. The strategies the advisor employs to attempt to take advantage of these market inefficiencies fall into different categories such as event driven (such as an announced change in the stocks that comprise the S&P 500 Index), valuation (such as a company's decision to make a new offer of common stock), and earnings related (such as an earnings announcement that is inconsistent with market expectations).

Securities in this asset class include common stocks, fixed rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, TBA (to be announced) purchase commitments and other equity securities issued by companies of any size, located anywhere in the world.

Bonds. These securities include investment grade domestic and foreign fixed income securities. Investment grade securities are rated within the top four rating categories by a nationally recognized statistical rating organization. The investment advisor seeks to maximize returns within the bond class by adjusting the fund's investments in securities with different credit qualities, maturities and coupon or dividend rates, as well as by seeking securities that take advantage of differences in yields among instruments or issuers of currencies. Securities in this asset class include bonds, notes, adjustable-rate preferred stocks, convertible bonds, taxable municipal securities, mortgage-related and asset-backed securities, domestic and foreign government agency securities, zero coupon bonds, Rule 144A securities (securities whose resale is restricted), and other intermediate- and long-term securities.

Short-Term Instruments. The short-term instruments in which the fund may invest include domestic and foreign securities, money market mutual funds and money market instruments. The investment advisor seeks to maximize return within this asset class by investing in securities that take advantage of differences in yields among instruments or issuers of currencies.

The fund may invest in:

o Short-term obligations of the US or foreign governments, their agencies and instrumentalities;

o Other short-term debt securities rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality);

o  Commercial paper;

o Bank obligations including negotiable certificates of deposit, time deposits and bankers' acceptances;

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and

o  Money market mutual funds.

At the time of the fund's investment in commercial paper, bank obligations or repurchase agreements, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality).

Derivatives. The fund invests in various instruments commonly known as "derivatives" to increase its exposure to an asset class. The fund primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class. The fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

The fund may invest up to 25% of its total assets in the currencies of any of the markets comprising the MSCI Developed Markets List (the "MSCI List").

Index Derivatives. The fund may invest up to 10% of its total assets in short positions of equity or fixed income futures of any of the markets which comprise the MSCI List, excluding the United States. The fund may invest up to 25% of its total assets in short positions of US equity or fixed income index futures, provided that the fund also invests the same amount in long positions in these same types of securities. In pursuing this investment strategy, the fund may invest, in the aggregate, up to 25% of its total assets in short positions, and an additional 25% of its total assets in long positions, in these types of securities.

--------------------------------------------------------------------------------

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.

Short sales are the sale of shares of a security now owned by a fund, but are borrowed through a broker and are later repurchased to replace the loan. Profit comes from the initial sale at a higher price than the repurchase price.

The MSCI Developed Markets List is currently comprised of the following markets:
Australia, Greece, Portugal, Austria, Hong Kong, Singapore, Belgium, Ireland, Spain, Canada, Italy, Sweden, Denmark, Japan, Switzerland, Finland, Netherlands, United Kingdom, France, New Zealand, United States of America, Germany and Norway.

Investment process

The investment advisor regularly reviews the fund's investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the fund's investment objective. In deciding how to allocate the fund's assets, the investment advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. In managing the fund, the investment advisor uses:

o Statistical processes, including a database system to help analyze past situations and trends;

o Portfolio management professionals to determine asset allocation and to select individual securities; and

o Its own credit analysis as well as credit analysis provided by rating services to determine the quality of debt securities and short-term instruments.

The fund employs a global asset allocation strategy which attempts to enhance returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

In implementing its global asset allocation strategy, the fund may invest in futures and options based on any type of security or index including futures traded on foreign exchanges, such as bonds and equity indices of foreign countries. Some futures and options strategies, including selling futures, buying puts and writing calls, may hedge the fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the fund's market exposure. Futures and options may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The fund may also enter into forward currency exchange contracts, may buy and sell futures contracts and options relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow the fund to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on the investment advisor's judgment as to the potential risks and rewards of implementing the different types of strategies.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the fund was invested primarily in stocks, it would perform poorly relative to a fund invested primarily in bonds.

Stock Market Risk. An important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund's effective duration and reducing the value of the security. Because the fund can invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

o Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Derivatives Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

o  that the derivative may not fully offset the underlying position;

o that the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o the possibility that the fund cannot sell the derivative because of an illiquid secondary market.

The use of short sales and/or derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures contracts used for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index and two other relevant benchmarks (which, unlike the fund, do not have any fees, taxes or expenses). The performance of the fund, the index and the benchmarks varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Lifecycle Mid Range Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                 Investment Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1994       -3.36
1995       18.54
1996       11.70
1997       18.53
1998       17.05
1999        8.62
2000        1.17
2001       -0.84
2002       -5.21
2003       13.86


2004 Total Return as of June 30: 1.13%

For the periods included in the bar chart:

Best Quarter: 9.05%, Q2 1997              Worst Quarter: -5.47%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                          1 Year      5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
  Return before Taxes                     13.86         3.30          7.64
--------------------------------------------------------------------------------
  Return after Taxes on Distributions     12.30         1.64          5.09
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      9.09         1.88          5.19
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deduction for        28.68        -0.57         11.07
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deduction for         4.20         6.62          6.96
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 3 (reflects no deduction for        11.76         3.85          8.19
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.

Index 3: The Asset Allocation Index -- Mid Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-Month T-bill Index) weighted by their corresponding proportion of the fund's neutral position (stocks: 35%; bonds: 45%; cash: 20%). These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-Month T-bill Index is representative of the 3-month Treasury market.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.




--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment              None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                    0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses*                                                   0.95
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   1.60
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements                            0.60
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses**                             1.00
--------------------------------------------------------------------------------

* Restated to reflect the change in expenses following the collapse of the maser/feeder structure effective August 20, 2004.

** The investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total annual operating expenses will not exceed 1.00% through July 31, 2005.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class            $102           $446           $814         $1,849
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            |  Investment Class
                                                            |
                                             ticker symbol  |  BTILX
                                               fund number  |  812

Scudder Lifecycle Long Range Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The Lifecycle Long Range Fund seeks high total return with reduced risk over the long term.

In seeking the fund's objective, the investment advisor allocates the fund's assets among three principal asset classes: stocks, bonds and short-term instruments. The investment advisor will generally allocate the largest portion of its assets to stocks, with smaller allocations to short-term instruments and bonds.

These are general guidelines. The fund's investment in each asset class fluctuates depending on the investment advisor's perception of the opportunities available among the three asset classes and the relative risks associated with such opportunities, consistent with the fund's goal. The fund regularly uses derivatives to increase or decrease its exposure to the various asset classes.

The currency portion of the fund's portfolio is generally designed to enhance returns during periods of relative US dollar weakness and to protect returns during periods of relative US dollar strength. The fund may take a position in a country's currency without owning securities within that market. This strategy can be used to enhance returns as well as to hedge.


Principal investments

Stocks. These securities include domestic and foreign equity securities of all types. The investment advisor seeks to maximize total return by assembling a portfolio of stocks that attempts to track the S&P 500 Index through security selection while seeking to avoid style, industry and sector bias. The first step in the investment process is to construct a portfolio that tracks the S&P 500 Index. The securities in the portfolio are then run through a variety of quantitative screens to determine the weighting that the advisor believes will produce the best risk adjusted return by overweighting or underweighting these securities relative to their index weighting.

These proprietary screens are designed to identify investment opportunities resulting from various market inefficiencies that the advisor can turn into investment strategies to add value to the portfolio through stock selection. The strategies the advisor employs to attempt to take advantage of these market inefficiencies fall into different categories such as event driven (such as an announced change in the stocks that comprise the S&P 500 Index), valuation (such as a company's decision to make a new offer of common stock), and earnings related (such as an earnings announcement that is inconsistent with market expectations).

Securities in this asset class include common stocks, fixed rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, TBA (to be announced) purchase commitments and other equity securities issued by companies of any size, located anywhere in the world.

Bonds. These securities include investment grade domestic and foreign fixed income securities. Investment grade securities are rated within the top four rating categories by a nationally recognized statistical rating organization. The investment advisor seeks to maximize returns within the bond class by adjusting the fund's investments in securities with different credit qualities, maturities and coupon or dividend rates, as well as by seeking securities that take advantage of differences in yields among instruments or issuers of currencies. Securities in this asset class include bonds, notes, adjustable-rate preferred stocks, convertible bonds, taxable municipal securities, mortgage-related and asset-backed securities, domestic and foreign government agency securities, zero coupon bonds, Rule 144A securities (securities whose resale is restricted), and other intermediate- and long-term securities.

Short-Term Instruments. The short-term instruments in which the fund may invest include domestic and foreign securities, money market mutual funds and money market instruments. The investment advisor seeks to maximize return within this asset class by investing in securities that take advantage of differences in yields among instruments or issuers of currencies.

The fund may invest in:

o Short-term obligations of the US or foreign governments, their agencies and instrumentalities;

o Other short-term debt securities rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality);

o  Commercial paper;

o Bank obligations including negotiable certificates of deposit, time deposits and bankers' acceptances;

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and

o  Money market mutual funds.

At the time of the fund's investment in commercial paper, bank obligations or repurchase agreements, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality).

Derivatives. The fund invests in various instruments commonly known as "derivatives" to increase its exposure to an asset class. The fund primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class. The fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

The fund may invest up to 25% of its total assets in the currencies of any of the markets comprising the MSCI Developed Markets List (the "MSCI List").

Index Derivatives. The fund may invest up to 10% of its total assets in short positions of equity or fixed income futures of any of the markets which comprise the MSCI List, excluding the United States. The fund may invest up to 25% of its total assets in short positions of US equity or fixed income index futures, provided that the fund also invests the same amount in long positions in these same types of securities. In pursuing this investment strategy, the fund may invest, in the aggregate, up to 25% of its total assets in short positions, and an additional 25% of its total assets in long positions, in these types of securities.

--------------------------------------------------------------------------------

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.

Short sales are the sale of shares of a security now owned by a fund, but are borrowed through a broker and are later repurchased to replace the loan. Profit comes from the initial sale at a higher price than the repurchase price.

The MSCI Developed Markets List is currently comprised of the following markets:
Australia, Greece, Portugal, Austria, Hong Kong, Singapore, Belgium, Ireland, Spain, Canada, Italy, Sweden, Denmark, Japan, Switzerland, Finland, Netherlands, United Kingdom, France, New Zealand, United States of America, Germany and Norway.

Investment process

The investment advisor regularly reviews the fund's investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the fund's investment objective. In deciding how to allocate the fund's assets, the investment advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. In managing the fund, the investment advisor uses:

o Statistical processes, including a database system to help analyze past situations and trends;

o Portfolio management professionals to determine asset allocation and to select individual securities; and

o Its own credit analysis as well as credit analysis provided by rating services to determine the quality of debt securities and short-term instruments.

The fund employs a global asset allocation strategy which attempts to enhance returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

In implementing its global asset allocation strategy, the fund may invest in futures and options based on any type of security or index including futures traded on foreign exchanges, such as bonds and equity indices of foreign countries. Some futures and options strategies, including selling futures, buying puts and writing calls, may hedge the fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the fund's market exposure. Futures and options may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The fund may also enter into forward currency exchange contracts, may buy and sell futures contracts and options relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow the fund to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on the investment advisor's judgment as to the potential risks and rewards of implementing the different types of strategies.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the fund was invested primarily in stocks, it would perform poorly relative to a fund invested primarily in bonds.

Stock Market Risk. An important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund's effective duration and reducing the value of the security. Because the fund can invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

o Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Derivatives Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

o  that the derivative may not fully offset the underlying position;

o that the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o the possibility that the fund cannot sell the derivative because of an illiquid secondary market.

The use of short sales and/or derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures contracts used for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index and two other relevant benchmarks (which, unlike the fund, do not have any fees, taxes or expenses). The performance of the fund, the index and the benchmarks varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Lifecycle Long Range Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                 Investment Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1994       -2.94
1995       22.99
1996       15.82
1997       23.04
1998       21.08
1999       12.67
2000       -2.48
2001       -4.95
2002      -11.33
2003       19.42


2004 Total Return as of June 30: 1.68%

For the periods included in the bar chart:

Best Quarter: 11.72%, Q4 1998             Worst Quarter: -9.66%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                          1 Year      5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
  Return before Taxes                     19.42         2.03          8.58
--------------------------------------------------------------------------------
  Return after Taxes on Distributions     17.58         0.30          6.03
--------------------------------------------------------------------------------
  Return after Taxes on Distributions     12.77         0.88          6.19
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deduction for        28.68        -0.57         11.07
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deduction for         4.20         6.62          6.96
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 3 (reflects no deduction for        16.93         2.74          9.30
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.

Index 3: The Asset Allocation Index -- Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-Month T-bill Index) weighted by their corresponding proportion of the fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-Month T-bill Index is representative of the 3-month Treasury market.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.




--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment             None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                   0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                 None
--------------------------------------------------------------------------------
Other Expenses*                                                   0.73
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   1.38
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements                            0.38
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses**                             1.00
--------------------------------------------------------------------------------

* Restated to reflect the change in expenses following the collapse of the maser/feeder structure effective August 20, 2004.

** The investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total annual operating expenses will not exceed 1.00% through July 31, 2005.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund's Investment Class shares to those of other mutual funds. This example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class            $102           $400           $719         $1,624
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

Other policies

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about.

o Each fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o These funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


o Prior to August 20, 2004, the funds operated pursuant to a master/feeder structure under which each fund invested all of its assets in a master portfolio.



Secondary risks

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on the funds' allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.



The investment advisor


DeAM, Inc., with offices at 345 Park Avenue, New York, NY, 10154, acts as investment advisor to each fund. Excluding the passive equity portion of the funds, DeAM, Inc., under the supervision of the Board of Trustees, makes each fund's investment decisions, buys and sells securities and conducts the research that leads to purchase and sale decisions. DeAM, Inc. is responsible for supervising the activities of the subadvisor.

Each fund, through the master portfolio, paid the following fees, net of waivers to DeAM, Inc. for investment advisory services in the last fiscal year:

---------------------------------------------------------------------
                                               Percentage of Average
Fund                                              Daily Net Assets
---------------------------------------------------------------------
Scudder Lifecycle Short Range Fund                   0.09%
---------------------------------------------------------------------
Scudder Lifecycle Mid Range Fund                     0.40%
---------------------------------------------------------------------
Scudder Lifecycle Long Range Fund                    0.44%
---------------------------------------------------------------------

The subadvisor


Northern Trust Investments, N.A. ("NTI") is the subadvisor to each fund. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. With respect to only the passive equity portion of each fund, NTI makes the investment decisions, buys and sells securities and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. compensates NTI for its services to each fund, out of its advisory fee.

NTI is an indirect subsidiary of Northern Trust Corporation. NTI is an investment advisor registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of March 31, 2004, NTI had approximately $241 billion in assets under management.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

The following portfolio managers are responsible for the day-to-day management of each fund's investments.


Janet Campagna                            Robert Wang
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Lead Manager of            Management and Co-Manager of
each fund. each fund.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 1999. Investment strategist and        in 1995 after 13 years of
   manager of the asset allocation           experience in fixed income
   strategies group for Barclays             trading at J.P. Morgan.
   Global Investors from 1994 to 1999.     o Portfolio manager for global and
 o Head of Advanced Research and             tactical asset allocation
   Quantitative Strategies.                  portfolios, with a focus on
 o Over twelve years of investment           quantitative asset allocation,
   industry experience.                      portfolio risk control and
 o MS, Social Science, California            derivatives trading management.
   Institute of Technology.                o Joined the funds in 2000.
 o PhD, Political Science, University
   of California at Irvine.
 o Joined the funds in 2000.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage than an investor in a particular fund would have earned (or lost) assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with each fund's financial statements, are included in the funds' annual report (see "Shareholder reports" on the last page).


Scudder Lifecycle Short Range Fund -- Investment Class


--------------------------------------------------------------------------------
 Years Ended March 31,                  2004     2003     2002    2001     2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 9.71   $10.08   $10.05  $10.54   $10.23
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)           .22^a    .29^a    .38     .48      .39
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .77     (.21)    (.04)   (.21)     .18
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .99      .08      .34     .27      .57
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.40)    (.45)    (.31)   (.40)    (.26)
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --       --   (.36)       --
  transactions
--------------------------------------------------------------------------------
  Total distributions                   (.40)    (.45)    (.31)   (.76)    (.26)
--------------------------------------------------------------------------------
Net asset value, end of period        $10.30   $ 9.71   $10.08  $10.05   $10.54
--------------------------------------------------------------------------------
Total Return (%)^b                     10.44      .83     3.42    2.52     5.76
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    22       17       25      30       38
--------------------------------------------------------------------------------
Ratio of expenses before expense        2.16     1.85     1.86    1.72     1.67
reductions, including expenses
allocated from Asset Management
Portfolio III (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.00     1.00     1.00    1.00     1.00
reductions, including expenses
allocated from Asset Management
Portfolio III (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss)   2.15     2.92     3.69    4.85     3.61
(%)
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

Scudder Lifecycle Mid Range Fund -- Investment Class


--------------------------------------------------------------------------------
 Years Ended March 31,                  2004     2003     2002    2001     2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 8.80   $ 9.75   $ 9.78  $11.38   $10.60
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)           .19^a    .25^a    .30     .42      .32
--------------------------------------------------------------------------------
  Net realized and unrealized gain      1.29     (.80)    (.06)   (.86)     .71
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      1.48     (.55)     .24    (.44)    1.03
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.42)    (.40)    (.27)   (.33)    (.23)
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --       --    (.83)    (.02)
  transactions
--------------------------------------------------------------------------------
  Total distributions                   (.42)    (.40)    (.27)  (1.16)    (.25)
--------------------------------------------------------------------------------
Net asset value, end of period        $ 9.86   $ 8.80   $ 9.75  $ 9.78   $11.38
--------------------------------------------------------------------------------
Total Return (%)^b                     16.85    (5.63)    2.48   (4.25)    9.80
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    72       52       72      81       99
--------------------------------------------------------------------------------
Ratio of expenses before expense        1.63     1.56     1.54    1.51     1.51
reductions, including expenses
allocated from Asset Management
Portfolio II (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.00     1.00     1.00    1.00     1.00
reductions, including expenses
allocated from Asset Management
Portfolio II (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss)   2.01     2.68     3.04    3.86     3.03
(%)
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

Scudder Lifecycle Long Range Fund -- Investment Class


--------------------------------------------------------------------------------
                                                                         2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.75
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .11
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .93
--------------------------------------------------------------------------------
  Total from investment operations                                       1.04
--------------------------------------------------------------------------------
Less distributions from:                                                 (.36)
  Net investment income
--------------------------------------------------------------------------------
Net asset value, end of period                                         $10.43
--------------------------------------------------------------------------------
Total Return (%)^c                                                      10.79**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     69
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions, including expenses          1.41*
allocated from the Asset Management Portfolio (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions, including expenses allocated 1.00* from the Asset Management Portfolio (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                1.65*
--------------------------------------------------------------------------------

^a For the period July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized ** Not annualized

How to Invest in the Funds

The following pages tell you how to invest in the funds and what to expect as a shareholder.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial representative. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial representatives may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your service agent for details on how to enter and pay for your order. Each fund's advisor or administrator may provide compensation to service agents for distribution, administrative and promotional services.

Investment minimums

Initial investment                                         $1,000
---------------------------------------------------------------------
Subsequent investment                                         $50
---------------------------------------------------------------------
IRA account                                                  $500
  Initial investment
---------------------------------------------------------------------
  Subsequent investment                                       $50
---------------------------------------------------------------------
Automatic investment plan                            $50/$250,000
(minimum/maximum)
---------------------------------------------------------------------
Minimum account balance                                    $1,000
---------------------------------------------------------------------

The funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Policies You Should Know About


Along with the instructions on the previous pages, the policies on the following pages may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials whenever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund's Investment Class. Certain funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor, or call (800) 621-1048.



Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


The funds accept payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power in order to exchange or redeem shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price


To calculate net asset value per share or NAV, each fund uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                 ------------------------------------    = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy and sell shares is the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares.


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax, as mandated by the IRS, if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The funds pay distributions of substantially all of their income quarterly. Distributions from realized capital gains are paid annually, usually in December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.


Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of a fund's earnings you receive and your own fund transactions, generally depends on their type:


---------------------------------------------------------------------
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
---------------------------------------------------------------------

Distributions from a fund


o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o "qualified dividend income"      o all other taxable income
---------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares
  held for more than one year      o gains from selling fund
                                     shares held for one year or
                                     less
---------------------------------------------------------------------


Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distribution.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from "qualified dividend income" will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.


If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

To Get More Information


Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of each fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically at least semiannually.


Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


--------------------------------------------------------------------------------


Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090



                                          SEC File Numbers:

                                          Scudder Lifecycle
Distributor                                 Short Range Fund          81111 R817
Scudder Distributors, Inc.
222 South Riverside Plaza                 Scudder Lifecycle
Chicago, IL 60606-5808                      Mid Range Fund            81111 R825

                                          Scudder Advisor Funds         811-4760
SCUDDER
INVESTMENTS                               Scudder Lifecycle
                                            Long Range Fund           81111 Y606
A Member of
Deutsche Asset Management [LOGO]          Scudder Advisor Funds III     811-6576

                                                                     SCUDDER
                                                                     INVESTMENTS



                            Institutional Class


Prospectus


--------------------------------------------------------------------------------
                            August 1, 2004
--------------------------------------------------------------------------------

                            Scudder Lifecycle Long Range Fund










As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------











Contents
--------------------------------------------------------------------------------


How the Fund Works                          How to Invest in the Fund


 4  The Fund's Main Investment              21  Buying and Selling Institutional
    Strategy                                    Class Shares

 8  The Main Risks of Investing in
    the Fund                                26  Policies You Should Know
                                                About
12  The Fund's Performance
    History                                 33  Understanding Distributions
                                                and Taxes
14  How Much Investors Pay

15  Other Policies and Secondary
    Risks


16  Who Manages and Oversees
    the Fund

19  Financial Highlights

How the Fund Works


On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect its performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                          |  Institutional Class

                                           ticker symbol  |  BTAMX

                                           fund number    |  567

  Scudder Lifecycle Long Range Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks high total return with reduced risk over the long term.


In seeking the fund's objective, the investment advisor allocates the fund's assets among three principal asset classes: stocks, bonds and short-term instruments. The investment advisor will generally allocate the largest portion of its assets to stocks, with smaller allocations to short-term instruments and bonds. This is a general guideline. The fund's investment in each asset class fluctuates depending on the investment advisor's perception of the opportunities available among the three asset classes and the relative risks associated with such opportunities, consistent with the fund's goal. The fund regularly uses derivatives to increase or decrease its exposure to the various asset classes.

The currency portion of the fund's portfolio is generally designed to enhance returns during periods of relative US dollar weakness and to protect returns during periods of relative US dollar strength. The fund may take a position in a country's currency without owning securities within that market. This strategy can be used to enhance returns as well as to hedge.


Principal investments

Stocks. These securities include domestic and foreign equity securities of all types. The investment advisor seeks to maximize total return by assembling a portfolio of stocks that attempts to track the S&P 500 Index through security selection while seeking to avoid style, industry and sector bias. The first step in the investment process is to construct a portfolio that tracks the S&P 500 Index. The securities in the portfolio are then run through a variety of quantitative screens to determine the weighting that the advisor believes will produce the best risk adjusted return by overweighting or underweighting these securities relative to their index weighting. These proprietary screens are designed to identify investment opportunities resulting from various market inefficiencies that the advisor can turn into investment strategies to add value to the portfolio through stock selection. The strategies the advisor employs to attempt to take advantage of these market inefficiencies fall into different categories such as event driven (such as an announced change in the stocks that comprise the S&P 500 Index), valuation (such as a company's decision to make a new offer of common stock), and earnings related (such as an earnings announcement that is inconsistent with market expectations).


Securities in this asset class include common stocks, fixed rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, TBA (to be announced) purchase commitments and other equity securities issued by companies of any size, located anywhere in the world.


Bonds. These securities include investment grade domestic and foreign fixed income securities. Investment grade securities are rated within the top four rating categories by a nationally recognized statistical rating organization. The investment advisor seeks to maximize returns within the bond class by adjusting the fund's investments in securities with different credit qualities, maturities and coupon or dividend rates, as well as by seeking securities that take advantage of differences in yields among instruments or issuers of currencies. Securities in this asset class include bonds, notes, adjustable-rate preferred stocks, convertible bonds, taxable municipal securities, mortgage-related and asset-backed securities, domestic and foreign government agency securities, zero coupon bonds, Rule 144A securities (securities whose resale is restricted), and other intermediate- and long-term securities.


Short-Term Instruments. The short-term instruments in which the fund may invest include domestic and foreign securities, money market mutual funds and money market instruments. The investment advisor seeks to maximize return within this asset class by investing in securities that take advantage of differences in yields among instruments or issuers of currencies.

The fund may invest in:

o Short-term obligations of the US or foreign governments, their agencies and instrumentalities;

o Other short-term debt securities rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality);

o    Commercial paper;

o Bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances;

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and

o    Money market mutual funds.

At the time of the fund's investment in commercial paper, bank obligations or repurchase agreements, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality).


Derivatives. The fund invests in various instruments commonly known as "derivatives" to increase its exposure to an asset class. The fund primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class. The fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

The fund may invest up to 25% of its total assets in the currencies of any of the markets comprising the MSCI Developed Markets List (the "MSCI List").



--------------------------------------------------------------------------------

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.

Short sales are the sale of shares of a security now owned by a fund, but are borrowed through a broker and are later repurchased to replace the loan. Profit comes from the initial sale at a higher price than the repurchase price.

The MSCI Developed Markets List is currently comprised of the following markets:
Australia, Greece, Portugal, Austria, Hong Kong, Singapore, Belgium, Ireland, Spain, Canada, Italy, Sweden, Denmark, Japan, Switzerland, Finland, Netherlands, United Kingdom, France, New Zealand, United States of America, Germany and Norway.

Index Derivatives. The fund may invest up to 10% of its total assets in short positions in equity or fixed income futures of any of the markets which comprise the MSCI List, excluding the United States. The fund may invest up to 25% of its total assets in short positions in US equity or fixed income futures, provided that the fund also invests the same amount in long positions in these same types of securities. In pursuing this investment strategy, the fund may invest, in the aggregate, up to 25% of its total assets in short positions, and an additional 25% of its total assets in long positions, in these types of securities.

Investment process

The investment advisor regularly reviews the fund's investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the fund's investment objective. In deciding how to allocate the fund's assets, the investment advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.


In managing the fund, the investment advisor uses:

o Statistical processes, including a database system to help analyze past situations and trends;

o Portfolio management professionals to determine asset allocation and to select individual securities; and

o Its own credit analysis as well as credit analysis provided by rating services to determine the quality of debt securities and short-term instruments.

The fund employs a global asset allocation strategy which attempts to enhance returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

In implementing its global asset allocation strategy, the fund may invest in futures and options based on any type of security or index, including futures traded on foreign exchanges, such as bonds and equity indices of foreign countries. Some futures and options strategies, including selling futures, buying puts and writing calls, may hedge the fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the fund's market exposure. Futures and options may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.


The fund may also enter into forward currency exchange contracts, may buy and sell futures contracts and options relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow the fund to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on the investment advisor's judgment as to the potential risks and rewards of implementing the different types of strategies.

The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the fund was invested primarily in stocks, it would perform poorly relative to a fund invested primarily in bonds.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


This fund is designed for investors interested in stock and bond investments in a single fund.

Stock Market Risk. An important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund's effective duration and reducing the value of the security. Because the fund can invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

o Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Derivatives Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:


o    that the derivative may not fully offset the underlying position;

o that the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o the possibility that the fund cannot sell the derivative because of an illiquid secondary market.

The use of short sales and/or derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures contracts used for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how the performance for the fund's Institutional (formerly, Premier Class) Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index and two other relevant benchmarks (which, unlike the fund, do not have any fees, taxes or expenses). The performance of the fund, the index and the benchmarks varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Lifecycle Long Range Fund


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year               Institutional Class
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994       -3.22
1995       23.53
1996       16.23
1997       23.51
1998       21.51
1999       13.18
2000       -2.07
2001       -4.53
2002      -11.03

2003       20.04

2004 Total Return as of June 30: 1.98%


For the periods included in the bar chart:


Best Quarter: 11.81%, Q4 1998             Worst Quarter: -9.60%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                          1 Year      5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                     20.04         2.48          8.95
--------------------------------------------------------------------------------
  Return after Taxes on Distributions     18.32         0.55          6.35
--------------------------------------------------------------------------------
  Return after Taxes on Distributions     13.17         1.14          6.44
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deduction for        28.68        -0.57         11.07
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deduction for         4.20         6.62          6.96
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 3 (reflects no deduction for        16.93         2.74          9.30
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Index 2: The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.

Index 3: The Asset Allocation Index -- Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-Month T-bill Index) weighted by their corresponding proportion of the fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.












--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                     None
--------------------------------------------------------------------------------


Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------

Distribution and/or Service (12b-1) Fees                                 None
--------------------------------------------------------------------------------

Other Expenses^1                                                         0.23
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.88
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements                                   0.28
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^2,^3                                 0.60
--------------------------------------------------------------------------------

^1 Restated to reflect the change in expenses following the collapse of the maser/feeder structure effective August 20, 2004.

^2 The investment advisor and administrator have contractually agreed to waive their fees and/ or reimburse expenses so that total annual operating expenses will not exceed 0.60% through July 31, 2005.

^3 The investment advisor and administrator have voluntarily agreed to waive their fees and/or reimburse expenses so that total annual operating expenses will not exceed 0.55%. The investment advisor and administrator may terminate or adjust these voluntary waivers and reimbursements at any time at their sole discretion without notice to shareholders.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Institutional Class          $61           $253           $460        $1,059
--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.

o The fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


o Prior to August 20, 2004, the fund operated pursuant to a master/feeder structure under which the fund invested all of its assets in a master portfolio.


Secondary risk

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeAM, Inc., with offices at 345 Park Avenue, New York, NY, 10154, acts as investment advisor to the fund. Excluding the passive equity portion of the fund, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities and conducts the research that leads to purchase and sale decisions. DeAM, Inc. is responsible for supervising the activities of the subadvisor. The fund, through the master portfolio, paid to DeAM, Inc., net of waivers, a fee of 0.44% of its average daily net assets for the last fiscal year.


The subadvisor


Northern Trust Investments, N.A. ("NTI") is the subadvisor to the fund. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. With respect to only the passive equity portion of the fund, NTI makes the investment decisions, buys and sells securities and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. compensates NTI for its services to the fund, out of its advisory fee.

NTI is an indirect subsidiary of Northern Trust Corporation. NTI is an investment advisor registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of March 31, 2004, NTI had approximately $241 billion in assets under management.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers


The following portfolio managers are responsible for the day-to-day management of the fund's investments.

Janet Campagna                            Robert Wang
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Lead Manager of            Management and Co-Manager of
the fund.                                 the fund.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
      in 1999. Investment strategist and        in 1995 after 13 years of
      manager of the asset allocation           experience in fixed income
      strategies group for Barclays             trading at J.P. Morgan.
      Global Investors from 1994 to 1999.   o   Portfolio manager for global and
  o   Head of Advanced Research and             tactical asset allocation
      Quantitative Strategies.                  portfolios, with a focus on
  o   Over 12 years of investment               quantitative asset allocation,
      industry experience.                      portfolio risk control and
  o   MS, Social Science, California            derivatives trading management.
      Institute of Technology.              o   Joined the fund in 2000.
  o   PhD, Political Science, University
      of California at Irvine.
  o   Joined the fund in 2000.

Financial Highlights


This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost) assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the last page).

Scudder Lifecycle Long Range Fund -- Institutional Class (formerly, Premier
Class)

--------------------------------------------------------------------------------
 Years Ended March 31,                   2004     2003     2002    2001     2000
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period   $ 9.17   $10.92   $10.98  $14.44   $13.11
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)          .21^a    .25^a      .31     .41      .33
--------------------------------------------------------------------------------
  Net realized and unrealized gain       1.94   (1.53)    (.08)  (1.79)     1.44
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       2.15   (1.28)      .23  (1.38)     1.77
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.48)    (.47)    (.28)   (.30)    (.31)
--------------------------------------------------------------------------------
  Net realized gains on investment         --       --    (.01)  (1.78)    (.13)
  transactions
--------------------------------------------------------------------------------
  Total distributions                   (.48)    (.47)    (.29)  (2.08)    (.44)
--------------------------------------------------------------------------------
Net asset value, end of period         $10.84   $ 9.17   $10.92  $10.98   $14.44
--------------------------------------------------------------------------------
Total Return (%)^b                      23.71   (11.88)    2.13  (10.90)   13.83
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    702      548      438     417      512
--------------------------------------------------------------------------------
Ratio of expenses before expense          .91      .93      .91     .93      .93
reductions, including expenses
allocated from the Asset Management
Portfolio (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           .55      .55      .55     .59      .60
reductions, including expenses
allocated from the Asset Management
Portfolio (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss)    2.08     2.61     2.84    3.20     2.69
(%)
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b Total return would have been lower had certain expenses not been reduced.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. The fund's investment advisor or administrator may provide compensation to financial advisors for distribution, administrative and promotional services. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to Scudder Investments Service Company (the "transfer agent.") Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o    An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o    A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o    Employee benefit plans with assets of at least $50 million.

o    Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the transfer agent

=====================================================================
By Phone:           (800) 730-1313
=====================================================================
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
=====================================================================
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
=====================================================================
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
=====================================================================
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
=====================================================================

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

=====================================================================
MAIL:             Complete and sign the account application that
                  accompanies this prospectus. (You may obtain
                  additional applications by calling the transfer
                  agent.) Mail the completed application along with
                  a check payable to the fund you have selected to
                  the transfer agent. Be sure to include the fund
                  number. (For fund numbers, see below.) The
                  applicable addresses are shown under "How to
                  contact the transfer agent."
=====================================================================
WIRE:             Call Scudder Investments Service Company to set
                  up a wire account.
=====================================================================
FUND NAME AND     Scudder Lifecycle Long Range Fund -- Institutional
FUND NUMBER       Class -- 567
=====================================================================

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to the fund you have selected to the transfer agent. Be sure to include the fund number and your account number on your check. The applicable addresses are shown above under "How to contact the transfer agent." (For fund numbers, see "How to open your fund account.") If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

=====================================================================
Bank Name:          State Street Kansas City
=====================================================================
Routing No:         101003621
=====================================================================
Attn:               Scudder Funds
=====================================================================
DDA No:             751-069-1
=====================================================================

FBO:                (Account name)
                    (Account number)
=====================================================================
Credit:             Scudder Lifecycle Long Range Fund --
                    Institutional Class -- 567
=====================================================================

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its financial advisors reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials whenever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund has another share class, which is described in a separate prospectus and has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


Policies about transactions


The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.


Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet based companies.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or Shareholder Services for more information.

Account Statements: We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

How the fund calculates share price


To calculate net asset value per share or NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------    =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:


o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes: one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The fund pays distributions of substantially all of its income quarterly. Distributions from realized capital gains are paid annually, usually in December, and if necessary may do so at other times as well.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund's earnings you receive and your own fund transactions, generally depends on their type:


=====================================================================
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
=====================================================================
=====================================================================
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o "qualified dividend income"      o all other taxable income
=====================================================================
=====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
=====================================================================


Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distribution.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from "qualified dividend income" will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.


If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


To Get More Information


Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically at least semiannually.Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 730-1313 (202) 942-8090










Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

SCUDDER
INVESTMENTS                                SEC File Numbers:

                                           Scudder Lifecycle
A Member of                                  Long Range Fund           81111Y309
Deutsche Asset Management [LOGO]           Scudder Advisor Funds III    811-6576

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder Lifecycle Long Range Fund
Scudder Lifecycle Mid Range Fund
Scudder Lifecycle Short Range Fund


For all above listed funds:

Until August 20, 2004, each fund acts as a feeder fund in a master/feeder structure. That structure is described as follows:


Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Portfolio, a separate registered investment company with the same investment objective as the corresponding Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the corresponding Fund, each Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of a Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as a Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in each Portfolio is available from the Transfer Agent at 1-800-621-1048.

Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of a Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect a Trust's votes at the Portfolio meeting. The percentage of a Trust's votes representing a Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund's shareholders who do, in fact, vote.

Certain changes in a Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of a Trust determines that it is in the best interests of the shareholders of a Fund to do so. Upon any such withdrawal, the Board of Trustees of a Trust would consider what action might be taken, including the investment of all the assets of a Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage a Fund's assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, a Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of each Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of a Fund or the corresponding Portfolio.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2004


SCUDDER ADVISOR FUNDS
Scudder Lifecycle Short Range Fund - Investment Class
Scudder Lifecycle Mid Range Fund - Investment Class

SCUDDER ADVISOR FUNDS III

Scudder Lifecycle Long Range Fun - Institutional Class
Scudder Lifecycle Long Range Fund - Investment Class

Scudder Advisor Funds (formerly BT Investment Funds) and Scudder Advisor Funds III (formerly BT Pyramid Mutual Funds) (each a "Trust" and collectively, the "Trusts") are open-end management investment companies that offer investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the Scudder Lifecycle Short Range Fund - Investment Class ("Short Range Fund"), Scudder Lifecycle Mid Range Fund - Investment Class ("Mid Range Fund"), Scudder Lifecycle Long Range Fund - Investment Class ("Long Range Fund - Investment Class") and Scudder Lifecycle Long Range Fund - Institutional Class ("Lifecycle Long Range Fund - Institutional Class,") (each a "Fund" and, collectively, the "Funds").




The Funds' Prospectuses, which are dated August 1, 2004, provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trusts and should be read in conjunction with the Prospectuses. You may request a copy of a Prospectus or this SAI, free of charge by calling the Trusts at the telephone number listed below or by contacting the Funds' Service Center at 1-800-621-1048 or any service agent ("financial advisor") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Funds). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Funds' Prospectuses. The financial statements for each Fund and Portfolio for the fiscal year ended March 31, 2004, are incorporated herein by reference to the Annual Report to shareholders for each Fund and Portfolio dated March 31, 2004. A copy of each Fund's and the corresponding Portfolio's Annual Report may be obtained without charge by calling the Transfer Agent at 1-800-730-1313.

                                TABLE OF CONTENTS



INVESTMENT OBJECTIVES AND POLICIES..........................................1
       Investment Objectives................................................1
       Other Investments and Investment Practices..........................38

INVESTMENT RESTRICTIONS....................................................44
       Portfolio Transactions and Brokerage Commissions....................46

VALUATION OF SECURITIES....................................................49
       Redemptions and Purchases In Kind...................................50
       Trading in Foreign Securities.......................................51

PURCHASE AND REDEMPTION OF SHARES..........................................51

DIVIDENDS..................................................................56

MANAGEMENT OF THE TRUSTS AND FUNDS.........................................57

TRUSTEES AND OFFICERS OF THE TRUSTS........................................57

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES...............62

CODE OF ETHICS.............................................................66

SERVICE PROVIDERS..........................................................67
       Investment Advisor..................................................67
       Subadvisor..........................................................69
       Administrator.......................................................70
       Custodian and Transfer Agent........................................72
       Distributor.........................................................72
       Service Agent.......................................................72
       Counsel and Independent Registered Public Accounting Firm...........73

PROXY VOTING GUIDELINES....................................................73

ORGANIZATION OF THE TRUSTS.................................................74

TAXES......................................................................75

FINANCIAL STATEMENTS.......................................................80

ADDITIONAL INFORMATION.....................................................80

APPENDIX...................................................................82

                       INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Long Range Fund seeks high total return with reduced risk over the long term.

The Mid Range Fund seeks capital growth, current income and growth of income, consistent with reasonable investment risk.

The Short Range Fund seeks high current income consistent with conservation of capital.

Each Fund seeks to achieve its investment objective by allocating investments among three asset classes: stocks, bonds, and short-term instruments. There can, of course, be no assurance that any Fund will achieve its investment objective.


Summary of Investment Practices


------------------------------------------------------------------------------------------------------------------------------

                                                                               Mid Range Fund
                                                    Short Range Fund          (formerly, Asset           Long Range Fund
                                                    (formerly, Asset        Management Portfolio    (formerly, Scudder Asset
             INVESTMENT PRACTICE               Management Portfolio III)             II)              Management Portfolio)

------------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:
|       Permitted without stated limit
#       Permitted without stated limit, but not expected to be used to a significant extent
X       Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------------------
Common Stock                                               #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
Warrants                                                   #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
Preferred Stock                                            #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
Convertible Securities                                     #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
Medium-Capitalization Stocks                               #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
Small Capitalization Stocks                                #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
Micro Capitalization Stocks                                #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
---------------------------------------------- --------------------------- ------------------------ --------------------------
Short-Term Instruments                                     |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Obligations of Banks and Other Financial                   |                          |                         #
Institutions
---------------------------------------------- --------------------------- ------------------------ --------------------------
Certificates of Deposit and Bankers'                       |                          |                         #
Acceptances
---------------------------------------------- --------------------------- ------------------------ --------------------------
Commercial Paper                                           |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                               Mid Range Fund
                                                    Short Range Fund          (formerly, Asset           Long Range Fund
                                                    (formerly, Asset        Management Portfolio    (formerly, Scudder Asset
             INVESTMENT PRACTICE               Management Portfolio III)             II)              Management Portfolio)
------------------------------------------------------------------------------------------------------------------------------


KEY TO TABLE:
|       Permitted without stated limit
#       Permitted without stated limit, but not expected to be used to a significant extent
X       Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
------------------------------------------------------------------------------------------------------------------------------
Variable Rate Master Demand Notes                          |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
US Government Securities                                   |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Custodial Receipts                                         |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Zero Coupon Securities and Deferred Interest               |                          |                         #
Bonds
---------------------------------------------- --------------------------- ------------------------ --------------------------
Variable Rate Securities                                   |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Inverse Floating Rate Securities                           |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Lower-Rated Debt Securities                                5%                        5%                        5%
---------------------------------------------- --------------------------- ------------------------ --------------------------
Registered Loans                                           |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Put Bonds                                                  |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Other Debt Obligations                                     |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------------------------------------------------------
Municipal Notes                                            #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Tax Anticipation Notes                                     #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Revenue Anticipation Notes                                 #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Bond Anticipation Notes                                    #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Tax and Revenue Anticipation Notes                         #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Construction Loan Notes                                    #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Miscellaneous, Temporary and Anticipatory                  #                          |                         #
Instruments
---------------------------------------------- --------------------------- ------------------------ --------------------------
Tax-Exempt Commercial Paper                                #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Municipal Bonds                                            #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
General Obligations Bonds                                  #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Revenue Bonds                                              #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Private Activity Bonds                                     #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Tender Option Bonds                                        #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Municipal Leases, Certificates of                          #                          |                         #
Participation and Other Participation
Interests
---------------------------------------------- --------------------------- ------------------------ --------------------------
Pre-Refunded Securities                                    #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Auction Rate Securities                                    #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
DERIVATIVE SECURITIES (OPTIONS)
------------------------------------------------------------------------------------------------------------------------------
Options on Securities                                      #                          #                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Options on Securities Indices                              #                          #                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Options on Non-US Securities Indices                       #                          #                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Yield Curve Options                                        #                          #                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Spreadlocks                                                #                          #                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
---------------------------------------------- --------------------------- ------------------------ --------------------------
Futures Contracts                                          5%                        5%                        5%
---------------------------------------------- --------------------------- ------------------------ --------------------------
Futures Contracts on Securities Indices                    5%                        5%                        5%
---------------------------------------------- --------------------------- ------------------------ --------------------------
Options on Futures Contracts (including                    #                          #                         #
Contracts on Security Indices)
---------------------------------------------- --------------------------- ------------------------ --------------------------

                                       2


------------------------------------------------------------------------------------------------------------------------------
                                                                               Mid Range Fund
                                                    Short Range Fund          (formerly, Asset           Long Range Fund
                                                    (formerly, Asset        Management Portfolio    (formerly, Scudder Asset
             INVESTMENT PRACTICE               Management Portfolio III)             II)              Management Portfolio)
------------------------------------------------------------------------------------------------------------------------------


KEY TO TABLE:
|       Permitted without stated limit
#       Permitted without stated limit, but not expected to be used to a significant extent
X       Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (SWAPS)
------------------------------------------------------------------------------------------------------------------------------
Swaps Agreements                                           #                          #                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
------------------------------------------------------------------------------------------------------------------------------
Hedging Strategies                                         #                          #                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
---------------------------------------------- --------------------------- ------------------------ --------------------------
Government Guaranteed Mortgage-Backed                      #                          |                         #
Securities
---------------------------------------------- --------------------------- ------------------------ --------------------------
Ginnie Mae Certificates                                    #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Fannie Mae Certificates                                    #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Freddie Mac Certificates                                   #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Multi-Class Mortgage-Backed Securities (CMOs               #                          |                         #
and REMICs)
---------------------------------------------- --------------------------- ------------------------ --------------------------
Private Issued Mortgage -Backed Securities                 #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Mortgage Pass-Through Securities                           #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Stripped-Mortgage Backed Securities                        #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Adjustable Rate Mortgages                                  #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Asset-Backed Securities                                    #                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
SECURITIES OF NON-US ISSUERS
---------------------------------------------- --------------------------- ------------------------ --------------------------
Foreign Securities & Depository Receipts                  25%                        25%                       25%
(ADRs, EDRs, GDRs and IDRs)
---------------------------------------------- --------------------------- ------------------------ --------------------------
Foreign Corporate Debt Securities                         25%                        25%                       25%
---------------------------------------------- --------------------------- ------------------------ --------------------------
Foreign Government Debt Securities                        25%                        25%                       25%
---------------------------------------------- --------------------------- ------------------------ --------------------------
Investments in Emerging Markets                            #                          #                         #
------------------------------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
---------------------------------------------- --------------------------- ------------------------ --------------------------
Currency Exchange Transactions                            25%                        25%                       25%
---------------------------------------------- --------------------------- ------------------------ --------------------------
Currency Hedging Transactions                              #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
Cross Hedging                                              #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
Forward Currency Exchange Contracts                       25%                        25%                       25%
---------------------------------------------- --------------------------- ------------------------ --------------------------
Options on Foreign Currencies                             25%                        25%                       25%
---------------------------------------------- --------------------------- ------------------------ --------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
---------------------------------------------- --------------------------- ------------------------ --------------------------
Illiquid Securities                                       15%                        15%                       15%
---------------------------------------------- --------------------------- ------------------------ --------------------------
TBA Commitments                                            #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
When-Issued and Delayed Delivery Securities                #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
Repurchase Agreements                                      |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Reverse Repurchase Agreements                              |                          |                         #
---------------------------------------------- --------------------------- ------------------------ --------------------------
Lending of Portfolio Securities                           30%                        30%                       30%
---------------------------------------------- --------------------------- ------------------------ --------------------------
Short Sales                                               25%                        25%                       25%
---------------------------------------------- --------------------------- ------------------------ --------------------------

                                       3


------------------------------------------------------------------------------------------------------------------------------
                                                                               Mid Range Fund
                                                    Short Range Fund          (formerly, Asset           Long Range Fund
                                                    (formerly, Asset        Management Portfolio    (formerly, Scudder Asset
             INVESTMENT PRACTICE               Management Portfolio III)             II)              Management Portfolio)
------------------------------------------------------------------------------------------------------------------------------


KEY TO TABLE:
|       Permitted without stated limit
#       Permitted without stated limit, but not expected to be used to a significant extent
X       Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
------------------------------------------------------------------------------------------------------------------------------

Other Investment Companies                                10%                        10%                       10%
---------------------------------------------- --------------------------- ------------------------ --------------------------
DIAMONDS, SPDRs and WEBs                                   #                          #                         |
("Equity Equivalents")
---------------------------------------------- --------------------------- ------------------------ --------------------------
Temporary Defensive Investments                            |                          |                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
Indexed Securities                                         #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
S&P 500 Index Assets                                       #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------
Merger Arbitrage Assets                                    #                          #                         |
---------------------------------------------- --------------------------- ------------------------ --------------------------


Unless otherwise indicated, a Fund is permitted, but not obligated to, engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when a Fund pursues a temporary defensive strategy as discussed below.

A Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.


Equity Securities


General. A Fund may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of a Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. A Fund may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. A Fund may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred  stocks  with fixed  dividend  rates and no  conversion  rights  moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for a Fund.

Convertible  Securities.   A  Fund  may  invest  in  convertible  securities.  A
convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.


The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization, Small-Capitalization and Micro-Capitalization Stocks. A Fund may invest in lesser known companies with medium-, small- and micro-market capitalizations. Such companies frequently offer greater growth potential than larger, more mature, better-known companies. Investments in such companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers including reduced and less reliable information about the issuer, less stringent financial disclosure requirements and higher brokerage commissions and fees and greater market risk in general.


In addition, investing in the securities of these companies, also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic region.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Therefore such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


In addition, many medium-, small- and micro-market capitalization companies in which a Fund may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of smaller capitalization companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.


An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality" which exacerbates the increased risk and greater price volatility normally associated with smaller capitalization companies.

Fixed Income Securities and Money Market Instruments


General. A Fund may invest in a broad range of domestic and foreign fixed income
(debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities held by a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of a Fund's portfolio, thereby reducing the yield of a Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose a Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund); (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

Short-Term Instruments. At the time of a Fund's investment in short-term instruments, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if not so rated, must be believed by the Advisor to be of comparable quality.

When a Fund experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, a Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of a Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) investment grade commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Obligations of Banks and Other Financial Institutions. A Fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a Fund may invest include (but are not limited
to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of a Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, a Fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.


Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.


Certificates of Deposit and Bankers' Acceptances. A Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers'  acceptances   typically  arise  from  short-term  credit  arrangements
designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


Commercial Paper. A Fund may invest in commercial paper. A Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. At the time of a Fund's investment in commercial paper, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a NRSRO or, if not so rated, must be believed by the Advisor to be of comparable quality.

Commercial paper when purchased by a Fund must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.


For a description of commercial paper ratings, see the Appendix to this SAI.


Variable Rate Master Demand Notes. A Fund may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.. Because variable rate master demand notes are direct lending arrangements between a Fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a Fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See "Quality and Maturity of a Fund's Securities" herein.)

US Government Securities. A Fund may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and
(2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Other US government securities a Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm

Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

A Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Custodial Receipts. A Fund may invest in custodial receipts which are interests in separately traded interest and principal component parts of US government securities that are issued by banks or brokerage firms and are created by depositing US government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds and Deferred Interest Bonds."

A Fund may acquire US government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a Fund. CATS and TIGRS are not considered US government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a Fund. The Trusts are not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities and Deferred Interest Bonds. A Fund may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund's distribution obligations. See "Taxes."

Variable Rate Securities. A Fund may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes." The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights. See "Illiquid Securities."

Inverse Floating Rate Securities. A Fund may invest in inverse floating rate securities ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. See "Illiquid Securities."

Yields and Ratings. The yields on certain obligations in which a Fund may invest (such as commercial paper and bank obligations) are dependent on a variety of factors, including the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Lower-Rated Debt Securities ("Junk Bonds" or "High Yield Debt Securities"). No more than 5% of a Fund's net assets (at the time of investment) may be invested in lower rated (BB/Ba or lower), high yield bonds. A Fund may retain any bond whose rating drops below investment grade if it is in the best interest of the respective Fund's shareholders.


These securities, often referred to as Junk Bonds or High Yield Debt Securities, are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.


In addition, the market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and a Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Advisor will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.


While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.


A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of a Fund.

Rating Downgrades. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether a Fund should continue to hold the security in accordance with the interests of a Fund and applicable regulations of the SEC.

Registered Loans. A Fund may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower, and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for a Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, a Fund will require a contractual warranty from the seller to this effect. In addition, to assure a Fund's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, a Fund will purchase registered loans only from parties that agree to pay the amount of such principal and interest to a Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, a Fund may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure a Fund's ability to receive such interest, a Fund will make such sales only to parties that agree to pay the amount of such interest to a Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, a Fund's ability to receive such interest (and, therefore, the value of shareholders" investments in a Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from a Fund.

To further assure a Fund's ability to receive interest and principal on registered loans, a Fund will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Advisor. For purposes of a Fund's issuer diversification and industry concentration policies, a Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where a Fund sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

Put Bonds. A Fund may invest in "put" bonds, which are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, a Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

Other Debt Obligations. A Fund may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor to be of comparable quality and are rated in the top four highest long-term rating categories by the NRSROs rating such security.


Municipal Securities


General. A Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).


Municipal  securities  are  often  issued to obtain  funds  for  various  public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.


For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities are often readily marketable.

The obligations of an issuer to pay the principal and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay principal or interest when due on a municipal security may be materially affected.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.

Tax and Revenue Anticipation Notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.


Construction Loan Notes. Construction loan notes are secured by mortgage notes insured by the Federal Housing Authority ("FHA"); however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of GNMA to purchase the loan, accompanied by a commitment by the FHA to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. A Fund will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.


Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


Municipal Bonds. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. A Fund may invest in municipal bonds. Municipal bonds include general obligation bonds, revenue bonds, private activity bonds and tender option bonds.


General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. Private activity bonds, which are considered municipal obligations if the interest paid thereon is excluded from gross income for federal income tax purposes and is not a specific tax preference item for federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity.


A Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. A Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Municipal Leases, Certificates of Participation and Other Participation Interests. A Fund may invest in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase contract which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax).

Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.


Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.


In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. See "Illiquid Securities."

A Fund may also purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of a Fund's participation interest in the underlying municipal security, plus accrued interest.


Pre-Refunded Municipal Securities. The principal and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, such payments of the principal and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.


Auction Rate Securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities" duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a Fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). See "Other Investment Companies."


Derivative Securities


General. A Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, a Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the Commission. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for a Fund. The use of derivatives for non-hedging purposes may be considered speculative.

A Fund's investment in options, futures or forward contracts, swaps and similar strategies (collectively, "derivatives") depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower a Fund's return. A Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.


Derivative Securities:  Options


Options on Securities. A Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

A Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by a Fund.

A call option written by a Fund is "covered" if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by a Fund in cash or liquid securities.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, a Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, a Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, a Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by a Fund is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to a Fund at the specified exercise price at any time during the option period. If the option expires unexercised, a Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, a Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." A Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund, may enter into a "closing sale transaction" which involves liquidating a Fund's position by selling the option previously purchased. Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

A Fund may also purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held by a Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities that a Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.


The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


A Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. A Fund may purchase and sell options traded on recognized foreign exchanges. A Fund may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

A Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. A Fund will engage in OTC options only with broker-dealers deemed by the Advisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from a counter party approved for these purposes by the Advisor. The Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions.

Options on Securities Indices. A Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.


Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


As discussed in "Options on Securities," a Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. A Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," a Fund would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. A Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on securities indices will be subject to the Advisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although a Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. A Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.


In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


Options on Non-US Securities Indices. A Fund may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. A Fund may also purchase and write OTC options on foreign securities indices.

A Fund may, to the extent allowed by federal and state securities laws, invest in options on non-US securities indices instead of investing directly in individual non-US securities. A Fund may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Yield Curve Options. A Fund may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spreadlocks. A Fund may enter into spreadlocks. A spreadlock is a form of swap contract which is an exchange of a one time cash payment between a Fund and another party which is based on a specific financial index. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation up until the agreement matures at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.


Derivative Securities:  Futures Contracts and Options on Futures Contracts


General. A Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

A Fund will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by a Fund are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by a Fund or securities or instruments which they expect to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in a Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities, foreign government securities, corporate debt securities, or municipal securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it enters into futures contracts.

One purpose of the acquisition or sale of a futures contract, in cases where a Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect a Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market. The segregated assets maintained to cover a Fund's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by a Fund with respect to such futures contracts.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.


In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit a Fund, if the Advisor's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, a Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. A Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of a Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). A Fund may purchase and write (sell) options on futures contracts for speculative or hedging purposes. For example, as with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.


The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.


The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, a Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in a Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

If a put or call option a Fund has written is exercised, a Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk a Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.


Derivative Securities:  Swap Agreements


General. A Fund may enter into swaps relating to indices, currencies, interest rates, equity and debt interests.. A swap transaction is an agreement between a Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. See "Illiquid Securities."

A Fund will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party.

A Fund will attempt to minimize this risk by entering into agreements that mark to market no less frequently than quarterly.

In addition, a Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Fund's repurchase agreement guidelines. Certain restrictions imposed on a Fund by the Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the "CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.


A Fund will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See "Illiquid Securities." Restrictions adopted by the CFTC may in the future restrict a Fund's ability to enter into swap transactions.


Derivative Securities:  Hedging Strategies


Hedging Strategies. A Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with a Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should a Fund change its investments among different types of fixed income securities.

A Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, a Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for a Fund;


o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;


o possible constraints placed on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for a Fund to maintain "cover" or to segregate securities; and

o the possibility that a Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Fund's assets.

In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.


Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.


To the extent that a Fund engages in the strategies described above, a Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Portfolio may be unable to close out a position without incurring substantial losses, if at all. A Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction. See "Illiquid Securities."


Mortgage-Backed and Asset-Backed Securities


General Characteristics. A Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Government Guaranteed Mortgage-Backed Securities. A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.


Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.


The Ginnie Mae Certificates in which a Fund may invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.


Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


Multiple Class Mortgage-Backed Securities (Collateralized Mortgage Obligations and REMIC Certificates). A Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or

Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, a Fund does not intend to purchase such residual interests in REMICs.


Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC
Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts or principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC
Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorbs most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.


Privately  Issued  Mortgage-Backed   Securities.  A  Fund  may  also  invest  in
mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and
(2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.


Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.


Mortgage Pass-Through Securities. A Fund may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

Stripped Mortgage-Backed Securities. A Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See "Illiquid Securities."

In accordance with a requirement imposed by the staff of the Commission, the Advisor will consider privately-issued fixed rate interest only classes of SMBS ("IO") and principal only classes of SMBS ("PO") to be illiquid securities for purposes of a Fund's limitation on investments in illiquid securities. Unless the Advisor determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which a Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.


A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.


Asset-Backed Securities. A Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans), trade receivables or other types of loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.


Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited
to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which a Fund may invest are limited to those which are readily marketable and rated investment grade by S&P, Moody's or Fitch.

The yield characteristics of the asset-backed securities in which a Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities--Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A Fund will not usually pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.


The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-US Issuers


General. Each Fund focuses on US investment opportunities, but may invest a portion of its assets in foreign securities. A Fund will not invest more than 25% of its total assets in equity securities of foreign issuers under normal conditions. A Fund also will not invest more than 25% of its total assets in each of the bond and short-term classes in foreign currencies. Foreign securities of all types will normally constitute less than 50% of a Fund's assets. As described in the Funds" prospectus, the Funds may also seek exposure to foreign securities through index derivatives.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by a Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees) of such other investment companies and may result in a duplication of fees and expenses. See "Other Investment Companies."

Investments in American, European, Global and International Depository Receipts. A Fund may invest in non-US securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary
Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Corporate Debt Securities. A Fund may invest in the debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.


In addition, the relative performance of various countries" fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


Foreign Government Debt Securities. A Fund may invest in foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.


Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


Investments in Emerging Markets. A Fund may invest in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make a Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than US markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the US and other developed securities markets. See "Illiquid Securities."

As legal systems in emerging countries develop, a Fund may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a US corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of US corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.


Currency Management


General. In connection with a Fund's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because a Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, a Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Currency Hedging. A Fund's currency hedging strategies may include hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions.

A decline in the US dollar value of a foreign currency in which a Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.

Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Cross Hedging. At the discretion of the Advisor, a Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying a Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract.

A Fund may enter into forward currency exchange contracts as described in the prospectus. Additionally, a Fund also may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which a Fund's assets that are the subject of such cross-hedges are denominated.

A Fund will segregate cash or liquid securities in an amount equal to the value of a Fund's total assets committed to the consummation of forward currency contracts requiring a Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

A Fund may sell US dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the US dollar. This speculative strategy allows a Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Advisor's intention that a Fund's net US dollar currency exposure generally will not fall below zero (i.e., that net short positions in the US dollar generally will not be taken).

A Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which a Fund seeks exposure and to sell US dollars. This may be done because the range of highly liquid short-term instruments available in the US may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) a Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, a Fund may be exposed to some risk of loss from fluctuations in the value of the US dollar. Although the Advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor will be able to do so.

Options on Foreign Currencies. A Fund may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. A Fund may also use currency options to achieve a desired currency weighting in a cost-effective manner. A Fund may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition a Fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

A Fund may also write options on foreign currencies for the same types of hedging or currency management purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on a Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by a Fund in cash or liquid securities.

A Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. A Fund pays brokerage commissions or spreads in connection with its options transactions.

Certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See "Illiquid Securities."


Additional Limitations and Risk Factors


In addition to the risks discussed above, a Fund's investments may be subject to the following limitations and risk factors:

Asset Coverage. A Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities to the extent a Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed a Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require a Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. If a Fund holds a futures contract, a Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers" orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of a Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. A Fund's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of a Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Non-US Securities. The value of a Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by a Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, a Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, a Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the "NYSE"). Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, a Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Advisor considers these factors in making investments for a Fund and limits the amount of a Fund's assets that may be invested in non-US securities to 25% of its total assets for each asset class and to less than 50% for all classes under normal conditions. However, within a Fund's limitations, investments in any one country or currency are not restricted.


Emerging Markets. The world's industrialized markets generally include (but are not limited to) the following: Australia, Austria, Bermuda, Belgium, Canada, Cayman Islands, Cyprus, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Kuwait, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Qatar, Singapore, Spain, Sweden, Switzerland, the United Arab
Emirates, the United Kingdom, and the United States. The world's emerging markets generally include (but are not limited to) the following: Argentina, Armenia, Azerbaijan, Bahrain, Bangladesh, Barbados, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote d"Ivoire, Croatia, the Czech Republic, the Dominican Republic, Ecuador, Egypt, El Salvador, Estonia, Fiji, Ghana, Greece, Guatemala, Honduras, Hungary, India, Indonesia, Iran, Israel, Jamaica, Jordan, Kazakhstan, Kenya, Korea, Latvia, Lebanon, Lithuania, Macedonia, Malta, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Morocco, Namibia, Nepal, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Saudi Arabia, Slovakia, Slovenia, South Africa, Sri Lanka, Taiwan, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Uzbekistan, Venezuela, West Bank and Gaza, Yugoslavia, Zambia and Zimbabwe.


Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-US issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have sometimes been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. See "Illiquid Securities."

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Fund investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix to this SAI.


Other Investments and Investment Practices


Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a Fund's net assets could be adversely affected.


Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the NASD.


An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. A Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

When-Issued and Delayed Delivery Securities. A Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a Fund until settlement takes place.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. A Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank dealers, including governmental securities dealers. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. A Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. A Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, a Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. A Fund may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). A Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time a Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Fund.

Lending of Fund Securities. A Fund has the authority to lend up to 30% of the value of its portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Fund's Board of Trustees. A Fund will not lend securities to the Advisor, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, a Fund may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with a Fund and that is acting as a "finder."

A Fund will adhere to the following conditions whenever its securities are loaned: (1) a Fund must receive collateral consisting of cash or equivalent securities of the type discussed above having a value at all times not less than 102% of the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, a Fund must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, a Fund continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, a Fund is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Cash collateral may be invested in a money market fund managed by the Advisor (or one of its affiliates), and the Advisor (or one of its affiliates) may serve as a Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Short Sales. A Fund may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow a Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.

Each Fund may invest up to 10% of its total assets in short positions of international and US equity or fixed income futures as described in the Funds" Prospectuses.

Each Fund may also invest up to 25% of its total assets in short positions of US stock or fixed income index futures, provided that the Portfolios also invest the same amount in long positions in these same types of securities.

Other Investment Companies. Securities of other investment companies may be acquired by a Fund to the extent permitted under the 1940 Act, that is, a Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Fund. In addition, not more than 5% of a Fund's total assets may be invested in the securities of any one investment company. Each Fund may be permitted to exceed these limitations by an exemptive order of the SEC. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and therefore any investment by a Fund in shares of other investment companies would be subject to such duplicate expenses.

A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

DIAMONDS, SPDRs and WEBS ("Equity Equivalents"). DIAMONDS ("Dow Jones Industrial Average Model New Depositary Shares") and SPDRs ("Standard & Poor's Depositary Receipts") are exchanged-traded securities that represent ownership in long-term unit investment trusts (i.e., a type of US-registered investment company) established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's Composite Stock Price Index, respectively. WEBS ("World Equity Benchmark Shares") are exchange-traded shares of series of an investment company that are designed to replicate the performance of a particular foreign equity market index.


Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns if an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund's assets across a broad range of equity securities.

To the extent a Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of a Fund that invests in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a Fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, except that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of a Fund investing in such instruments.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, a Fund may invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the US government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers" acceptances issued by banks or savings and loans associations having net assets of at least $100 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1/2 by S&P or P-1/2 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Diversification. Each Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes".

Indexed Securities. A Fund may invest in indexed securities whose value depends on the price of foreign currencies, securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

S&P 500 Index Assets. To match the performance of the S&P 500 Index, each Fund invests in one or more of the following instruments: derivative instruments, including futures contracts on the S&P 500 Index, options on common stocks, options on futures, options on indices, and equity swap contracts; Standard & Poor's Depositary Receipts; and shares of S&P 500 Index mutual funds. Each Fund may also purchase a basket of stocks representing companies included in the S&P 500 Index. Under normal circumstances, each Fund expects to expose between 85% and 95% of the net assets of the Fund to the S&P 500 Index through investment in these instruments or the underlying stocks of the S&P 500 Index.

When a Fund has cash from new investments in a Fund or holds a portion of its assets in money market instruments, it may enter into the above instruments to maintain full or near full exposure to the broad equity market. Strategies a Fund could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When a Fund wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

The Advisor will choose among the above instruments based on its judgment of how best to meet a Fund's goals. In selecting futures and options, the Advisor will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and a Fund's cash flow and cash management needs. If the Advisor judges these factors incorrectly, or if price changes in a Fund's futures and options positions are not favorably correlated with those of its other investments, a Fund could be hindered in the pursuit of its objective and could suffer losses. A Fund could also be exposed to risks if it cannot close out its futures or options positions because of an illiquid secondary market.

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies (which may include non-US companies) from several sectors of the economy representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 Index is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

The Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by a Fund, owners of a Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein.

The ability of a Fund to meet its investment objective depends to some extent on the cash flow experienced by a Fund, since investments and redemptions by shareholders will generally require a Fund to purchase or sell securities. The Advisor will make investment decisions to accommodate cash flow in an attempt to maintain a high correlation with the S&P 500 Index. You should also be aware that the S&P 500 Index is a model portfolio, the performance of which does not take into account any brokerage commissions and other costs or expenses of investing which are borne by a Fund. Finally, since with respect to this element of a Fund's strategy a Fund seeks to track the S&P 500 Index, the Advisor generally will not attempt to judge the merits of any particular stock as an investment.

Merger Arbitrage Assets. To achieve a total return greater than the S&P 500 Index, each Fund invests in the equity securities of acquisition targets of publicly announced transactions that are generally structured to include at least 50% cash consideration.

Each Fund purchases shares of acquisition targets based on specific events that trigger a merger arbitrage opportunity and these shares are sold when the acquisition is consummated or the transaction is abandoned. Merger arbitrage is a specialized investment approach generally designed to profit from the successful completion of proposed mergers, acquisitions and other types of corporate reorganizations. Through this investment strategy a

Fund seeks to capture the differential between the stock price of the acquisition target after a bonafide bid has been made and the anticipated payout upon acquisition.


Our proprietary quantitative models developed for this strategy provide a disciplined approach to both the timing and quantity of shares purchased of an acquisition target following the public announcement of the acquisition. Our research suggests that different types of bidders (e.g., management, hostile and friendly) lead to different outcomes in merger and acquisition contests and supports the practice of varying the level of our investment in an acquisition target based on the type of bidder.


Each Fund imposes limits on the amount of its net assets that are invested in any one security at the time of purchase: 5% in any one management buyout transaction, 17% in any one hostile takeover; and 12% in any one friendly transaction. Generally, an acquisition target with a minimum market capitalization of $500 million is used as a guideline, though a Fund may purchase shares of corporations with smaller market capitalizations.


                             INVESTMENT RESTRICTIONS


The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of that Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Whenever a Trust is requested to vote on a fundamental policy of a Fund, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders.

As a matter of fundamental policy, each Fund may not:

1. borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions";

2. underwrite securities issued by other persons except insofar as the Trust or the Funds may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts

         (except futures and option contracts) in the ordinary course of business (except that the Trusts) may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

5. concentrate its investments in any particular industry (excluding US government securities), but if it is deemed appropriate for the achievement of a Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;


6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and


7. with respect to 75% of each Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, US government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies each Fund (or the Trust, on behalf of each Fund) will not as a matter of operating policy:

i. borrow money (including through reverse repurchase agreements) for any purpose in excess of 5% of the Fund's net assets (taken at market), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

ii. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;


iii. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial margin and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

iv.      invest for the purpose of exercising control or management;


v. purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held by the Fund unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

vi. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable excluding (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two NRSROs and the Fund's Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the Fund's Board of Trustees has determined that the commercial paper is of equivalent quality and is liquid;


There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.


Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, a Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of each Fund is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of a Fund.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a Fund's investment policies and restrictions.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.


Portfolio Transactions and Brokerage Commissions


Subject to the general supervision of the Board of Trustees, the Advisor or where appropriate the Sub-Advisor, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

Pursuant to the investment advisory agreements, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the investment advisory agreements authorize the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of a Fund or the Advisor, not to be comparable to a portfolio. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a portfolio placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

The Funds did not pay any affiliated brokerage commissions for the fiscal years ended March 31, 2004, 2003 and 2002.

Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

The following table sets forth the brokerage commissions paid by the Funds during the periods indicated:


                                                                  For the fiscal year ended March 31,
                                                                  -----------------------------------

                                                             2004                      2003                  2002
                                                             ----                      ----                  ----

Scudder Lifecycle Long Range Fund (formerly,                $30,514                    $693,392             $197,033
Asset Management Portfolio)
Scudder Lifecycle Mid Range Fund (formerly,                  $2,902                     $49,394              $28,715
Asset Management Portfolio II)
Scudder Lifecycle Short Range Fund (formerly,                  $739                     $10,134               $6,150
Asset Management Portfolio III)


                             VALUATION OF SECURITIES

The net asset value per share of each class of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). If the NYSE closes early, each Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. Each Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time each Fund values its investments. After consideration of various factors, each Fund may value securities at their last reported price or at some other value.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its Nasdaq Official Closing Price ("NOCP") on Nasdaq or its most recent sale price on such other OTC market as of the Value Time.


Securities for which market quotations are not available are valued by the Advisor pursuant to procedures adopted by each Trust's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.


The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

         type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.


To the extent that each Fund purchases securities which are restricted as to resale or for which current market quotations are not available, or the value of portfolio assets as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio assets, the value of the portfolio asset is taken to be an amount which, in the opinion of the Funds' Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Funds' Board and overseen primarily by the Funds' Pricing Committee.


Redemptions and Purchases In Kind


The Trusts, on behalf of each Fund, reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Funds, as the case may be, and valued as they are for purposes of computing the Fund's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trusts, on behalf of each Fund, have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, as the case may be, at the beginning of the period.

Each investor in a Fund, may add to or reduce its investment in the Fund on each day the Fund determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Fund. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) be acquired by the applicable Fund for investment and not for resale;
(ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.



Trading in Foreign Securities


Trading in foreign markets may be completed at times which vary from the closing of the NYSE. In computing the net asset value, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.


Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of the portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by Scudder Investments Service Company of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, Scudder Investments Service Company (the "Transfer Agent" or "SISC") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.


Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases


The minimum initial investment for the Institutional Class shares is $1,000,000, and there is no minimum subsequent investment. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.


Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your financial advisor or call Scudder Investments Service Company at 1-800-730-1313.


To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.


In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The Trusts, on behalf of each Fund, have elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, at the beginning of the period.


Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each Fund's prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Scudder money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. In such a case, shareholders would also have to include in their income their pro rata portion of the amount of such gain. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the amount necessary to avoid excise taxes.

Each  Fund  distributes  income  dividends  quarterly.   Each  Fund  intends  to
distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and all capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another Scudder or Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of a Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.


                       MANAGEMENT OF THE TRUSTS AND FUNDS

The overall business and affairs of each Trust and the corresponding Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Trusts and persons or companies furnishing services to the Funds, including the Funds' agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing each Funds' affairs and for exercising each Funds' powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of each Trust and each Funds' Board as of July 31, 2004. The first section of the table lists information for each Trustee who is not an "interested person" of the Trusts and Funds (as defined in the 1940 Act) (a "Non-Interested Trustee"). Information for each Interested Trustee (the "Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' Advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Fund operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds and the Trusts.

                       TRUSTEES AND OFFICERS OF THE TRUSTS


Independent Trustees

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                                     Number of
Position with the                                                                                        Funds in the
Fund and Length            Business Experience and Directorships                                         Fund Complex
of Time Served^1,^2        During the Past 5 Years                                                       Overseen
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information collection and               68
2/3/47                     risk-management firm (September 2002 to present); Chairman, IEP
Trustee since 2002         Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton
                           Steel Corporation^3 (April 1996 to present); Member of the
                           Board, Hollinger International, Inc.^3 (publishing) (September
                           1995 to present), HCL Technologies Limited (information
                           technology) (April 1999 to present), UBS Mutual Funds
                           (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.^3 International Advisory
                           Council (July 1996 to present). Formerly, Partner, McKinsey &
                           Company (consulting) (1991-1994) and US Chief Negotiator in
                           Strategic Arms Reduction Talks (START) with former Soviet
                           Union and US Ambassador to the Federal Republic of Germany
                           (1985-1991); Member of the Board, Homestake Mining^3 (mining and exploration) (1998-February 2001), Archer Daniels Midland
                           Company^3 (agribusiness operations) (October 1996-June 2001)
                           and Anchor Gaming (gaming software and equipment) (March 1999-
                           December 2001).
--------------------------------------------------------------------------------------------------------------------


                                       57

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                                     Number of
Position with the                                                                                        Funds in the
Fund and Length            Business Experience and Directorships                                         Fund Complex
of Time Served^1,^2        During the Past 5 Years                                                       Overseen
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix          66
3/28/30                    Funds (24 portfolios) (since May 2004) (registered investment
Trustee since 2002         companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June 1956-June 1986); Director, Vintners International
                           Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA)
                           International (January 1992-March 2000), Coutts Trust Holdings
                           Ltd., Coutts Group (private bank) (March 1991-March 1999);
                           General Partner, Pemco (investment company) (June 1979-June
                           1986); Trustee, Phoenix Zweig Series Trust (September 1989-May
                           2004).
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New           66
7/15/37                    York University (since September 1964); Trustee (since January 2000) and
Trustee since 2002         Chairman of the Board (since February 2004), CREF (pension fund);
                           Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February
                           2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai
                           Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since
                           January 2000) (registered investment companies). Formerly, Trustee, TIAA
                           (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual
                           Funds (January 1985- January 2001).
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis             66
5/27/37                    Corporation^3 (optical networking equipment) (July 2000 to present),
Trustee since 2002         Brown Investment Advisory & Trust Company (investment advisor) (February
                           2001 to present), The Nevis Fund (registered investment company) (July
                           1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present).  Formerly, Director, Soundview
                           Technology Group Inc. (investment banking) (July 1998 to January 2004)
                           and Director, Circon Corp.^3 (medical instruments) (November 1998-January
                           1999); President and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.
                           (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated
                           (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1976-1985).
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance           66
2/18/46                    Department, The Wharton School, University of Pennsylvania (since July
Trustee since 1999         1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since July 2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000).
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since         66
1/31/33                    1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Trustee since 2002         (since 1985) and Trustee of 18 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew  Charitable Trusts               66
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,  The
Trustee since 2002         Glenmede Trust Company (investment trust and wealth management)
                           (1983 to present).
--------------------------------------------------------------------------------------------------------------------


                                       58

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                                     Number of
Position with the                                                                                        Funds in the
Fund and Length            Business Experience and Directorships                                         Fund Complex
of Time Served^1,^2        During the Past 5 Years                                                       Overseen
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                   66
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Trustee since 1996         Industry Consulting, Wolf & Company (consulting)(1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986).
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual funds        66
9/03/46                    managed by Sun Capital Advisers, Inc. (since October 1998). Formerly,
Trustee since 2002         Pension & Savings Trust Officer, Sprint Corporation^3
                           (telecommunications) (since November 1989).
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May          69
1/29/40                    1983 to present).  Formerly, President and Trustee, Trust for
Trustee since 2002         Investment Managers (registered investment company) (April 1999-
                           June 2002). President, Investment Company Administration, L.L.C.
                           (January 1992*-July 2001); President, Treasurer and Director, First Fund
                           Distributors, Inc. (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January 2002) and Advisors
                           Series Trust (October 1996-January 2002) (registered investment companies).

                            *    Inception date of the corporation which was the
                                 predecessor to the L.L.C.
--------------------------------------------------------------------------------------------------------------------


Officers

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------

Julian F. Sluyters^4       Managing Director, Deutsche Asset Management (since May 2004); President and Chief
7/14/60                    Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High
Chief Executive Officer    Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief
since 2004                 Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer
                           (1998-2001) and Senior Vice President and Director of Mutual Fund Operations
                           (1991 to 1998) UBS Global Asset Management.

---------------------------------------------------------------------------------------------------------------------
Brenda Lyons^5             Managing Director, Deutsche Asset Management.
2/21/63
President since 2003
---------------------------------------------------------------------------------------------------------------------
Kenneth Murphy^5           Vice President, Deutsche Asset Management (2000-present); formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2000).
Vice President and
Anti-Money Laundering
Compliance Officer since
2002
---------------------------------------------------------------------------------------------------------------------


                                       59

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^5         Managing Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice
8/5/57                     President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities
Treasurer and Chief        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
Financial Officer since    LLP) (1993-1998).
2002
---------------------------------------------------------------------------------------------------------------------
John Millette^5            Director, Deutsche Asset Management.
8/23/62
Secretary since 2003
---------------------------------------------------------------------------------------------------------------------

Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54                    Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002),
Vice President and         Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
Assistant Secretary since  Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).
2002                       Formerly, Secretary to the Funds.

---------------------------------------------------------------------------------------------------------------------
Caroline Pearson^5         Managing Director, Deutsche Asset Management.
4/1/62
Assistant Secretary, since
2002
---------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management.
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
---------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone^5      Director, Deutsche Asset Management.
11/03/65
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------

Kevin M. Gay^5             Vice President, Deutsche Asset Management
11/12/59
Assistant Treasurer since
2004

---------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan          Director, Deutsche Asset Management.
D'Eramo^5
1/27/57
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------

^1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

^2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds and Scudder Advisor Funds III of which these funds are a series.

^3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.


^4       Address: 345 Park Avenue, New York, New York


^5       Address: Two International Place, Boston, Massachusetts

Messrs. Murphy, Rizzo, Hirsch, Schiavone, Rosenblum and Ms. Pearson, and D'Eramo
also  hold  similar   positions  with  other  Funds  for  which  Deutsche  Asset
Management, Inc. or an affiliate serves as advisor.

                        Trustee Ownership in the Funds^1


                                                                                                      Aggregate Dollar
                                                                                                     Range of Ownership as
                                 Dollar Range of         Dollar Range of        Dollar Range of       of December 31, 2003
                                Beneficial Ownership   Beneficial Ownership   Beneficial Ownership   in all Funds Overseen
                                 in Lifecycle Long      in Lifecycle Long      in Lifecycle Long       by Trustee in the
        Trustee                     Range Fund             Range Fund             Range Fund            Fund Complex^2
        -------                     ----------             ----------             ----------            --------------


Independent Trustees
--------------------


Richard R. Burt                        None                   None                    None                  Over $100,000
S. Leland Dill                         None                   None                    None                  Over $100,000
Martin J. Gruber                       None                   None                    None                  Over $100,000
Joseph R. Hardiman                     None                   None                    None                  Over $100,000
Richard J. Herring                     None                   None                    None                  Over $100,000
Graham E. Jones                        None                   None                    None                  Over $100,000
Rebecca W. Rimel                       None                   None                    None                  Over $100,000
Philip Saunders, Jr.                   None                   None                    None                  Over $100,000
William N. Searcy                      None                   None                    None                  Over $100,000
Robert H. Wadsworth                    None                   None                    None                  Over $100,000


^1 Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,001.

^2 The amount shown includes share equivalents of funds in which the board member is deemed to be invested pursuant to the Funds' deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.


No Independent Trustee as of December 31, 2003 owned (nor did their immediate family members own) securities in the Advisor or principal underwriter of the Funds, or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the Funds.


          OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the Fund, the information in the following table reflects ownership by the Non-Interested Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund(s) and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund(s) (including Deutsche Bank AG).

                                    Owner and                                       Value of        Percent of Class
                                 Relationship to                    Title of    Securities on an     on an Aggregate
Trustee                              Trustee           Company        Class      Aggregate Basis          Basis
-------                              -------           -------        -----      ---------------          -----


Richard R. Burt                                         None
S. Leland Dill                                          None
Martin J. Gruber                                        None
Joseph R. Hardiman                                      None
Richard Herring                                         None
Graham E. Jones                                         None
Rebecca W. Rimel                                        None
Philip Saunders, Jr.                                    None
William N. Searcy                                       None
Robert H. Wadsworth                                     None

Remuneration. Officers of the Funds receive no direct remuneration from the Funds. Officers and Trustees of the Funds who are officers or trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Non-Interested Trustee receives an aggregate annual fee, plus a fee for each board and committee meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following table shows compensation received by each Trustee from each Trust and aggregate compensation from the fund complex during the calendar year 2003.

                           TRUSTEE COMPENSATION TABLE


                                                                                      Pension or
                                      Aggregate                                  Retirement Benefits     Total Compensation
                                  Compensation from     Aggregate Compensation    Accrued as Part of            from
Trustee                               the Funds^1          from the Funds^2         Fund Expenses           Fund Complex^3
-------                               -----------          ----------------          -------------           --------------

Richard R. Burt                       $1,917                  $2,499                     $0                    $168,640
S. Leland Dill                        $1,917                  $2,590                     $0                    $141,000
Martin Gruber                         $1,917                  $2,505                     $0                    $140,939
Joseph R. Hardiman^4                  $1,917                  $2,505                     $0                    $139,390
Richard J. Herring^4                  $1,917                  $2,588                     $0                    $136,000
Graham E. Jones                       $1,917                  $2,505                     $0                    $142,780
Rebecca W. Rimel^4                    $1,917                  $2,656                     $0                    $135,000
Philip Saunders, Jr.^4                $1,917                  $2,492                     $0                    $136,000
William N. Searcy                     $1,917                  $2,505                     $0                    $170,000
Robert H. Wadsworth                   $1,917                  $2,505                     $0                    $168,640

^1 Information provided is for the Short Range Fund, Mid Range Fund and the Long Range Fund, for the year ended December 31, 2004.

^2 Information provided is for the Scudder Asset Management Portfolio, Asset Management Portfolio II and the Asset Management Portfolio III, for the year ended December 31, 2004.

^3 During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds) and Wadsworth (71 funds).

^4 Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees.  The Trust's Board currently has the following committees:


Audit and Compliance Committee. The Audit and Compliance Committee selects the independent registered public accounting firm for each Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.


Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

* Fund Shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.


Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Funds in accordance with each Fund's Valuation Procedures. Messrs. Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met 4 times during the calendar year ended December 31, 2003.


Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Advisory Contract Approval


The Investment Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Funds' Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the continuation of each Fund's investment advisory agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to Fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain securities lending, custody and brokerage relationships between each Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep Funds' excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for each Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuance of the advisory agreement was in the best interests of each Fund and its shareholders. Each Fund may terminate the Investment Advisory Agreement on sixty days' written notice to the Advisor without penalty. The Advisor may terminate the Investment Advisory Agreement, without payment of a penalty, on ninety days written notice to the Trusts. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As of July 14, 2004, the Trustees and officers of the Trusts and the Fund Trusts owned in the aggregate less than 1% of the shares of any Fund or of each Trust (all series taken together).


Principal Holders of Securities


As of July 14, 2004, the following shareholders of record owned 5% or more of the Funds as follows:

As of July 12, 2004, 1,118,740 shares in the aggregate, or 19.34% of the outstanding shares of Scudder Lifecycle Long Range Fund, Investment Class were held in the name of Charles Schwab & Co./Schwab, Omnibus Account Reinvest, Attn:
Mutual Fund Account Mgmt Team, 101 Montgomery Street, 333-8, San Francisco, CA 94104 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 1,622,016 shares in the aggregate, or 31.92% of the outstanding shares of Scudder Lifecycle Mid Range Fund, Investment Class were held in the name of Charles Schwab & Co./Schwab, Omnibus Account Reinvest, Attn:
Mutual Fund Accounting Mgmt Team, 101 Montgomery Street, 333-8, San Francisco, CA 94104 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 462,374 shares in the aggregate, or 23.38% of the outstanding shares of Scudder Lifecycle Short Range Fund, Investment Class were held in the name of Charles Schwab & Co./Schwab, Omnibus Account Reinvest, Attn:
Mutual Fund Accounting Mgmt Team, 101 Montgomery Street, 333-8, San Francisco, CA 94104 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 11,184,944 shares in the aggregate, or 17.30% of the outstanding shares of Scudder Lifecycle Long Range Fund, Premier Class were held in the name of State Street Bank & TR TTEE FBO, Altria Corporate Services, Deferred Profit Sharing Master TR, 105 Rosemont Rd., Westwood, MA 02090-2318 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 435,357 shares in the aggregate, or 7.53% of the outstanding shares of Scudder Lifecycle Long Range Fund, Investment Class were held in the name of Scudder Trust Co., FBO CB BancShares Inc. Profit, Sharing Retirement Svgs PL #06290, Attn: Asset Recon, PO Box 1757, Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 267,181 shares in the aggregate, or 5.26% of the outstanding shares of Scudder Lifecycle Mid Range Fund, Investment Class were held in the name of Scudder Trust Co., FBO CB BancShares Inc. Profit, Sharing Retirement Svgs PL #06290, Attn: Asset Recon, PO Box 1757, Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 7,168,726 shares in the aggregate, or 11.09% of the outstanding shares of Scudder Lifecycle Long Range Fund, Premier Class were held in the name of Northern Trust Co., TTEE FBO Nortel Networks Long Term, Investment Plan-DV, PO Box 92994, Chicago, IL 60675-2994 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 388,935 shares in the aggregate, or 19.67% of the outstanding shares of Scudder Lifecycle Short Range Fund, Investment Class were held in the name of State Street Corp., TTEE For Westinghouse Savannah River/Bechtel, Savannah Riv Inc. Svgs & Invest PL, 34 Exchange PL Ste. 3064, Jersey City, NJ 07302-3885 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 105,026 shares in the aggregate, or 5.31% of the outstanding shares of Scudder Lifecycle Short Range Fund, Investment Class were held in the name of Nat'l Financial Services Corp. for EXCL Benefit Our Customers, Attn: Mutual Funds, Church Street Station, PO Box 3908, New York, NY 10008-3908 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 107,747 shares in the aggregate, or 5.45% of the outstanding shares of Scudder Lifecycle Short Range Fund, Investment Class were held in the name of Chase Manhattan Bank TR, MetLife Defined Contribution Group Trust, 4 New York Plz, New York, NY 10004-2413 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 965,691 shares in the aggregate, or 19.01% of the outstanding shares of Scudder Lifecycle Mid Range Fund, Investment Class were held in the name of State Street Corp., TTEE For Westinghouse Savannah River/Bechtel, Savannah Riv Inc. Svgs & Invest PL, 34 Exchange PL Ste. 3064, Jersey City, NJ 07302-3885 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 2,440,551 shares in the aggregate, or 42.19% of the outstanding shares of Scudder Lifecycle Long Range Fund, Investment Class were held in the name of State Street Corp., TTEE For Westinghouse Savannah River/Bechtel, Savannah Riv Inc. Svgs & Invest PL, 34 Exchange PL Ste. 3064, Jersey City, NJ 07302-3885 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 339,441 shares in the aggregate, or 5.87% of the outstanding shares of Scudder Lifecycle Long Range Fund, Investment Class were held in the name of Wilmington Trust Co. TTEE, 403B A/C 48447-5 C/O Mutual Funds, FBO Kaleida Health Svgs Invst, PO Box 8880, Wilmington, DE 19899-8880 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 330,431 shares in the aggregate, or 5.71% of the outstanding shares of Scudder Lifecycle Long Range Fund, Investment Class were held in the name of Nat'l Financial Services Corp. for EXCL Benefit Our Customers, Attn: Mutual Funds, Church Street Station, PO Box 3908, New York, NY 10008-3908 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 44,843,470 shares in the aggregate, or 69.34% of the outstanding shares of Scudder Lifecycle Long Range Fund, Premier Class were held in the name of State Street Bank and Trust TTEE, FBO Kraft Foods Inc. Svgs Plan Master Trust, Attn: Michelle L. Robbins, 105 Rosemont Rd., Westwood, MA 02090-2318 who may be deemed to be the beneficial owner of such shares.

As of July 12, 2004, 99,446 shares in the aggregate, or 5.03% of the outstanding shares of Scudder Lifecycle Short Range Fund, Investment Class were held in the name of Scudder Trust Co. Cust. FBO Station Casinos, Attn: Recon Dept. 062930, PO Box 1757, Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.


                                 CODE OF ETHICS


The Board of Trustees of each Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Trust's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, each Trust's Code of

Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by each Trust in the same security. Each Trust's Code of Ethics also prohibits short-term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

Each Trust's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ("Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Funds for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

                                SERVICE PROVIDERS


Investment Advisor


Each Trust has retained the services of Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") as investment advisor.

The Advisor is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

The Advisor or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of each Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Advisor has informed each Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for each Fund, the Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by each Fund is a customer of the Advisor, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by the Advisor or any such affiliate.

The Advisor, subject to the supervision and direction of the Board of Trustees of each Trust, manages each Fund in accordance with the Fund's investment objective and stated investment policies, makes investment decisions for each Fund, places orders to purchase and sell securities and other financial instruments on behalf of each Fund and employs professional investment managers and securities analysts who provide research services to each Fund. The Advisor may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment advisor. All orders for investment transactions on behalf of a Fund are placed by the Advisor with brokers, dealers and other financial intermediaries that it selects, including those affiliated with the Advisor. An Advisor affiliate will be used in connection with a purchase or sale of an investment for each Fund only if the Advisor believes that the affiliate's charge for transaction does not exceed usual and customary levels. Each Fund will not invest in obligations for which the Advisor or any of its affiliates is the ultimate obligor or accepting bank. Each Fund may, however, invest in the obligations of correspondents or customers of the Advisor.

The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

Under the Advisory Agreement, the Advisor receives a fee from each Fund, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Fund.

Until April 30, 2001, Bankers Trust Company (now known as Deutsche Bank Trust Company Americas) served as the Funds' investment advisor.

The following table sets forth the advisory fees that each Fund paid to the Advisor during the periods indicated:

                                                                 For the fiscal year ended March 31,
                                                         2004                     2003                   2002

Scudder Lifecycle Long Range Fund (formerly,           $4,457,861                  $3,114,885       $3,611,200
Asset Management Portfolio I)
Scudder Lifecycle Mid Range Fund (formerly,              $406,256                    $369,892         $535,418
Asset Management Portfolio II)
Scudder Lifecycle Short Range Fund (formerly,            $130,340                    $133,231         $165,968
Asset Management Portfolio III)


Each Fund's prospectus contains disclosure as to the amount of the Advisor's investment advisory and the Administrator's administration and services fees, including waivers thereof. The Advisor and the Administrator may not recoup any of their waived investment advisory or administration and services fees.


Each Fund is managed by a team of investment professionals who each play an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for a Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Subadvisor


Northern Trust Investments, Inc. ("NTI") is the subadvisor to each Fund. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. With respect to only the enhanced passive equity portion of each Fund, NTI makes the investment decisions, buys and sells securities and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. compensates NTI out of its advisory fee. Pursuant to the Subadvisory Agreement with DeAM, Inc., NTI will receive an annual fee, paid monthly in arrears, from DeAM, Inc. For the

Fund, DeAM, Inc. will pay NTI 0.20% of the first $200 million of the Fund's average daily net assets, 0.15% of the next $300 million of such net assets and 0.12% of such net assets exceeding $500 million.

NTI is an indirect subsidiary of Northern Trust Corporation. NTI is an investment advisor registered under the Investment Advisors Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of March 31, 2004, NTI had approximately $241 billion in assets under management.

On October 28, 2003, the Boards of Scudder Advisor Funds (formerly BT Investment Funds) on behalf of Scudder Lifecycle Short Range Fund - Investment Class and Scudder Lifecycle Mid Range Fund - Investment Class and the Scudder Advisor Funds III (formerly BT Pyramid Mutual Funds) on behalf of Scudder Lifecycle Long Range Fund - Institutional and Investment Classes, approved a subadvisory agreement between DeAM, Inc. and NTI and recommended to shareholders that they approve the subadvisory agreement on behalf of the Fund. In determining whether to approve the subadvisory agreement for the Fund, the Board considered various factors and reviewed various materials furnished by the DeAM, Inc. and NTI, including: (i) the prior investment performance of comparable accounts managed by NTI relative to broad-based indices and to comparably managed mutual funds,
(ii) the investment approach of NTI, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Fund. The Board also considered the following factors: the financial strength and resources of NTI; the favorable history, reputation, qualifications and background of NTI; DeAM, Inc.'s relationship with NTI; the proposed subadvisory fees; and the proposed nature and quality of services to be provided by NTI. The Board also considered that DeAM, Inc. would be responsible for any payment of fees to NTI as subadvisor and that the Fund would not have any responsibility for paying such fees.


The subadvisory agreement provides that the subadvisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the subadvisor in the performance of its duties or from reckless disregard by the subadvisor of its obligations and duties under the subadvisory agreement.


On or about July 31, 2003, NTI changed its form of organization. NTI converted from an Illinois corporation with fiduciary powers, to a national banking association with fiduciary powers pursuant to 12 U.S.C. Section 35. As part of this conversion, NTI changed its legal name to Northern Trust Investments, N.A. ("NTI, NA"). NTI, NA succeeded NTI as registered investment advisor under the Investment Advisers Act of 1940, and became the subadvisor to each fund. All officers, directors and employees of NTI will become officers, directors and employees of NTI, NA. All reporting and supervisory structures remained unchanged and all client accounts continued to be managed by the same portfolio managers.


Administrator


Investment Company Capital Corporation (the "Administrator" ), One South Street, Baltimore, Maryland, serves as each Funds' administrator. The Administrator is an indirect wholly owned subsidiary of Deutsche Bank AG. Under its
Administration and Services Agreement with the Trusts, the Administrator calculates the NAV of each Fund and generally assists the Board of Trustees of the Trusts in all aspects of the administration and operation of the Trusts. Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining Fund and general accounting records. SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. SFAC hired State Street Bank and Trust Company as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Administration and Services Agreement. The Administration and Services Agreement provides for the Trust to pay the Administrator a fee computed daily and paid monthly at the annual rate of 0.65% of the average daily net assets of each of the Short Range Fund, Mid Range Fund and Long Range Fund - Investment Class. The Administration and Services Agreement provides for the Trust to pay the Administrator a fee computed daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Long Range Fund - Institutional Class.

Under an Administration and Services Agreement with each Trust, the Administrator calculates the value of the assets of the Trusts and generally assists the Board of Trustees of the Funds in all aspects of the administration and operation of the Funds. Each Administration and Services Agreement provides for the respective Fund to pay the Administrator a fee computed daily and paid monthly at the rate of 0.10% of the average daily net assets of that Fund. Under each Administration and Services Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator's expense.

Under administration and services agreements, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of each Trust and each Fund reasonably deem necessary for the proper administration of the Trust or a Fund. The Administrator will generally assist in all aspects of the Funds' and Trusts' operations; supply and maintain office facilities (which may be in the Administrator's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.




The following table sets forth the net administration fees that each Fund or Portfolio paid the Administrator:

                                                             For the fiscal year ended March 31,
                                                             -----------------------------------
                                                   2004                    2003                     2002
                                                   ----                    ----                     ----

Asset Management Portfolio                       $716,028                  $490,228                 $571,292
Asset Management Portfolio II                     $64,097                   $57,713                  $84,681
Asset Management Portfolio III                    $20,709                   $21,023                  $26,169
Long Range Fund - Investment Class               $283,892                  $549,121                  $26,169
Mid Range Fund                                   $416,274                  $374,799                 $550,054
Short Range Fund                                 $134,462                  $136,475                 $169,969
Long Range Fund - Institutional Class            $980,837                  $608,607                 $169,969


Waivers and Reimbursements


The Advisor and Administrator have agreed, for the two year period from April 25, 2003, to waive their fees and/or reimburse expenses so that expenses of each Fund will not exceed a certain amount.

The following table sets forth the amounts waived and/or reimbursed by the Advisor and/or Administrator for the fiscal year ended March 31, :

                                                    2004                     2003                      2002
                                                    ----                     ----                      ----

Asset Management Portfolio                     $1,340,309                 $1,018,450               $1,102,750


                                       71

                                                    2004                     2003                      2002
                                                    ----                     ----                      ----

Asset Management Portfolio II                    $152,742                   $139,224                 $170,978
Asset Management Portfolio III                   $111,007                    $68,693                  $90,186
Short Range Fund                                 $137,047                   $108,253                 $136,485
Mid Range Fund                                   $250,245                   $199,577                 $287,372
Long Range Fund                                $1,198,126                   $920,326               $1,092,902


Custodian and Transfer Agent


The Fund's custodian is State Street Bank and Trust Company ("SSB"). SSB's Company's offices are located at One Heritage Drive - JPB/2N, North Quincy, MA 02171.As Custodian, it holds each Funds assets. The Custodian may be reimbursed by the Funds for its out-of-pocket expenses.

Scudder Investments Service Company ("SISC") serves as transfer agent of the Trusts and of the Funds pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trusts, SISC maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. SISC may be reimbursed by the Funds for its out-of-pocket expenses.


Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Distributor

SDI serves as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Service Agent


ICCC  acts as a  Service  Agent  pursuant  to its  Administration  and  Services
Agreements with the Trusts and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Financial advisors, including broker-dealers, will be paid by the Advisor from its fees. The services provided by a Financial advisor may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trusts executed proxies and obtaining such other information and performing such other services as the Administrator or the Financial advisor's clients may reasonably request and agree upon with the Financial advisor. Financial advisors may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreements with the Advisor, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Financial advisor has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher, LLP 787 7th Avenue, New York, New York 10019, serves as Counsel to the Trusts and the Funds. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, have been selected as the Independent Registered Public Accounting Firm for the Trusts and each Fund.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor. The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


                           ORGANIZATION OF THE TRUSTS

Scudder Advisor Funds (the "Advisor Trust") and Scudder Advisor Funds III(the "Advisor III Trust") were organized on July 21, 1986 and February 28, 1992, respectively, under the laws of the Commonwealth of Massachusetts. The Advisor Trust was organized under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988.

Short Range Fund and Mid Range Fund are each separate series of the Advisor Trust and were established and designated on August 12, 1992. Long Range Fund is a separate series of the Advisor III Trust and was established and designated as of February 28, 1992.

Each Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trusts are offered through separate prospectuses. No series of shares has any preference over any other series.


When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting that Fund on which shareholders are entitled to vote. Shareholders of a Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Shares of each Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of a Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.


Whenever a Trust is requested to vote on a matter pertaining to a Fund, the Trust will vote its shares without a meeting of the respective Fund shareholders if the proposal, if made with respect to such Fund, would not require the vote of the Fund shareholders as long as such action is permissible under applicable statutory and regulatory requirements. A Trust will hold a meeting of the Fund shareholders for all other matters requiring a vote, and the Trust will cast all of its votes at the meeting of investors in a Fund in the same proportion as the votes of the respective Fund shareholders. Other investors with a greater pro rata ownership of a Fund could have effective voting control of the operations of the Fund.


                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


The Funds have elected to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and have qualified as such since inception. The Funds intend to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities
(other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gains over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually itsnet investment income and net realized capital gain in the manner required under the Code.


If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed by, nor taxed to, the Fund during any prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, each Fund may retain (and be subject to income or excise tax on) a portion of its capital gains or other income if it appears to be in the interest of the Fund.

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by a Fund will reduce the return from the Fund's investments. As it is not expected that more than 50% of the value of any Fund's total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for, such foreign taxes.


In addition, Fund investments in certain foreign entities (for example, passive foreign investment companies) will subject a Fund to special federal tax rules that may, among other things, cause a Fund to recognize income prior to the corresponding receipt of cash. Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and fund level.


In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a Fund's shares.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. Also, dividends received by the Funds from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

In general, distributions of investment income designated by the Funds as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by each Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Funds' dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income.

Dividends from domestic corporations may comprise a substantial part of a Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains that are properly designated by the Funds as capital gain dividends will be taxable as long-term capital gains. "Net capital gains" for this purpose are a Fund's (x) net long-term capital gains for the taxable year less (y) the sum of a Fund's (i) net short-term capital losses for the taxable year and (ii) available capital loss carryforwards. Distributions of net short-term capital gains, which are gains attributable to the sales of investments that the Funds owned for one year or less, will be taxable as ordinary income. If a Fund retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to tax at regular corporate rates on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.


Capital gains distributions may be reduced if fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which a Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

Long-term capital gain rates applicable to individuals have been reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income rate brackets -- for taxable years beginning on or before December 31, 2008.


Dividends and other distributions by the Funds are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Funds not later than such December 31, provided such dividend is actually paid by the Funds during January of the following calendar year.


Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

The sale, exchange or redemption of Fund shares may give rise to a pain or loss. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares. In addition, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.


Each Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.


Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds' shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effects of an investment on their particular tax situation.


All distributions by each Fund result in a reduction in the net asset value of Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


Shareholders will receive, if appropriate, various written notices after the close of the Funds' taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by each Fund to its shareholders during the preceding taxable year.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.



Other Taxation


The Trusts are organized as Massachusetts business trusts and, under current law, neither the Trusts nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.



                              FINANCIAL STATEMENTS


The financial statements for each Fund and the respective Portfolios for the fiscal year ended March 31, 2004, are incorporated herein by reference to the Annual Report to shareholders of each Fund dated March 31, 2004 (File Nos. 33-07404 and 811-4760). Copies of the Annual Reports may be obtained without charge by contacting the Funds.


                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between

Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.


Other Information

The CUSIP numbers for each class of the Fund are:


Lifecycle Short Range Fund - Investment Class                         Investment Class:    81111R 817
Lifecycle Mid Range Fund - Investment Class                           Investment Class:    81111R 825
Lifecycle Long Range Fund - Investment Class                          Investment Class:    81111Y 606
Lifecycle Long Range Fund - Institutional Class                       Institutional Class: 81111Y 309


Lifecycle Short Range Fund - Investment Class has a fiscal year ending March 31st.
Lifecycle Mid Range Fund - Investment Class has a fiscal year ending March 31st.
Lifecycle Long Range Fund - Investment Class has a fiscal year ending March 31st.
Lifecycle Long Range  Fund - Institutional Class has a fiscal year ending March 31st.


Each Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

Each Trust has filed with the SEC, 450 Fifth Street, NW, Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


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

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s ("Moody's") Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hash mark) symbol, e.g., #Aaa.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to



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
which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1. Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2.       Notes allowing for negative coupons, or negative principal.

Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Rating Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year. Such obligations generally have an original maturity not exceeding one year.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in


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

earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

Standard & Poor's  ("S&P") Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: Debt rated CC has a currently identifiable vulnerability to default.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Debt rated C has a currently highly identifiable vulnerability to default. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

r: This symbol is attached to the ratings of instruments with significant non-credit risks. It highlights risks to principal expected returns which are not addressed in the credit rating.

S&P's Commercial Paper Ratings

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

County risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligation may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch Inc. ("Fitch")  Bond Ratings

Investment Grade

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Fitch Short-Term Ratings

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments; plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Notes to Long-Term and Short-Term Ratings

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-Term rating category, to categories below "CCC," or to Short-Term ratings other than "F1."

NR:  "NR" indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade. "Negative," for a potential downgrade or "Evolving," if rating may be raised, lowered, or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                  August 1, 2004

Investment Advisor
DEUTSCHE ASSET MANAGEMENT, INC.
280 Park Avenue
New York, NY  10017

Sub-Advisor
Northern Trust Investments, N.A.
50 South LaSalle Street
Chicago, IL 60675

Administrator
INVESTMENT COMPANY CAPITAL CORPORATION
c/o Scudder Investments
811 Main Street
Kansas City, MO 64105

Transfer Agent
SCUDDER INVESTMENTS SERVICE COMPANY
c/o Scudder Investments
811 Main Street
Kansas City, MO 64105

Distributor
SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606-5808

Custodian
STATE STREET BANK and TRUST COMPANY
One Heritage Drive
North Quincy, MA 02171


Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
125 High Street
Boston, MA 02110


Counsel

WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY  10019


No person has been authorized to give any information or to make any representations other than those contained in a Trust's Prospectus, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Cusips:                                                      Cusip:
81111R 817                                                   81111Y 309
81111R 825                                                   SAMF-13-PR
81111Y 606
SLIFE-13-IV

                            PART C. OTHER INFORMATION

Item 23.          Exhibits

                  (a)                Declaration of Trust of the Trust ^1;

                              (1)    Ninth Amended and Restated Establishment and Designation of Series ^16;

                              (2)    Tenth Amended and Restated Establishment and Designation of Series ^16;

                              (3)    Eleventh Amended and Restated Establishment and Designation of Series ^16;

                              (4)    Fifteenth Amended and Restated Establishment and Designation of Series ^16;

                              (5)    Certificate of Amendment dated May 16, 2003 ^16;

                  (b)                By-Laws of the Trust ^1;

                  (c)                Instruments Defining Rights of Security Holders ^3;

                  (d)         (1)    Investment  Advisory  Agreement  dated April 25,  2003  between  Asset  Management
                                     Portfolio and Deutsche Asset Management, Inc. ^15;

                              (2)    Investment  Sub-Advisory  Agreement  dated April 25, 2003 between  Deutsche  Asset
                                     Management,  Inc.  and  Northern  Trust  Investments,  Inc.,  on  behalf  of Asset
                                     Management Portfolio ^15;

                  (e)                Distribution  Agreement between Registrant and Scudder  Distributors,  Inc., dated
                                     August 19, 2002, ^13;

                  (f)                Bonus/Profit Sharing Contracts - Not Applicable;

                  (g)                Custodian  Agreement  between  Registrant and State Street Bank and Trust Company, dated April 1, 2003, ^13;

                  (h)         (1)    Administration Agreement ^9;

                              (2)    Exhibit A, dated March 31, 2003, ^12;

                              (3)    Expense  Limitation  Agreement  dated August 1, 2003 among  Scudder  Advisor Funds
                                     III, and Scudder Asset Management Portfolio.  Deutsche Asset Management, Inc., and
                                     Investment Company Capital Corporation ^16;

                              (4)    Fund Accounting  Agreement  between  Investment  Company  Capital  Corporation and
                                     Scudder Fund Accounting Corporation dated June 3, 2002; ^13;

                              (5)    Sub-Administration  and Sub-Fund  Accounting  Agreement between Investment Company
                                     Capital  Corporation,  Scudder Fund  Accounting  Corporation and State Street Bank
                                     and Trust Company dated April 1, 2003 ^17;

                              (6)    Transfer  Agency  Agreement  dated  December  16,  2002  with  Scudder  Investment
                                     Services Company ^12;

                              (7)    Agency  Agreement  between  Scudder  Investments  Service Company and DST Systems,
                                     Inc., dated January 15, 2003 ^13;

                  (i)         (1)    Opinion and Consent of Willkie, Farr & Gallagher LLP ^15;



                                       2

                  (j)                Consent of Independent Registered Public Accounting Firm, filed herein;

                  (k)                Omitted Financial Statements - Not Applicable;

                  (l)                Investment representation letters of initial shareholders of the Trust ^5;

                  (m)                Rule 12b-1 Plans ^12;

                  (n)                Rule 18f-3 Plan (Multiple Class Expense Allocation) ^2;

                              (1)    Revised Multiple Class Expense Allocation Plan ^12;

                  (o)                Financial Data Schedules - Not applicable;

                  (p)         (1)    Codes of Ethics for Funds ^6;

                              (2)    Codes of Ethics for the Advisor ^12;

                              (3)    Code of Ethics for Deutsche Asset Management, Inc. dated January 1, 2004 ^16;

                              (4)    Codes of Ethics for the Subadvisor ^15;

                              (5)    Code of Ethics for Deutsche Asset Management, Inc. dated February 1, 2004 ^17;

                  (q)                Powers of Attorney ^16;

---------------------------------------------------------------------------------------------------------------------


^1       Incorporated  by  reference  to  Post-Effective   Amendment  No.  5  to
         Registrant's Registration Statement as filed with the Commission on July 31, 1995.

^2       Incorporated  by  reference  to  Post-Effective  Amendment  No.  14  to
         Registrant's Registration Statement as filed with the Commission on February 25, 1997.

^3       Incorporated by reference to Section 6.2 of Registrant's Declaration of
         Trust.

^4       Incorporated  by  reference  to  Post-Effective  Amendment  No.  45  to
         Registrant's Registration Statement as filed with the Commission on February 24, 2003.

^5 Incorporated by reference herein to Pre-Effective Amendment No. 1 to Registrant's Registration Statement as filed with the Commission on June 9, 1992.

^6       Incorporated  by  reference  to  Post-Effective  Amendment  No.  34  to
         Registrant's Registration Statement as filed with the Commission on June 26, 2001.

^7       Incorporated  by  reference  to  Post-Effective  Amendment  No.  36  to
         Registrant's Registration Statement as filed with the Commission on April 30, 2001.

^8       Incorporated  by  reference  to  Post-Effective  Amendment  No.  37  to
         Registrant's Registration Statement as filed with the Commission on July 31, 2001.

^9       Incorporated  by  reference  to  Post-Effective  Amendment  No.  38  to
         Registrant's Registration Statement as filed with the Commission on January 28, 2002.

^10 Incorporated by reference to Post Effective Amendment No. 41 to Registrant's Registration Statement as filed with the Commission on July 30, 2002.

^11      Incorporated  by  reference  to  Post-Effective  Amendment  No.  45  to
         Registrant's Registration Statement as filed with the Commission on February 24, 2003.

^12      Incorporated  by  reference  to  Post-Effective  Amendment  No.  46  to
         Registrant's Registration Statement as filed with the Commission on March 31, 2003.

^13      Incorporated  by  reference  to  Post-Effective  Amendment  No.  47  to
         Registrant's Registration Statement as filed with the Commission on April 30, 2003.

^14 Incorporated by reference to Post-Effective Amendment No. 48 to Registrant's Registration Statement as filed with the Commission on May 1, 2003.

^15      Incorporated  by  reference  to  Post-Effective  Amendment  No.  49  to
         Registrant's Registration Statement as filed with the Commission on July 25, 2003.

^16      Incorporated  by  reference  to  Post-Effective  Amendment  No.  50  to
         Registrant's Registration Statement as filed with the Commission on January 30, 2004.

^17      Incorporated  by  reference  to  Post-Effective  Amendment  No.  51  to
         Registrant's Registration Statement as filed with the Commission on April 29, 2004.


Item 24.          Persons Controlled by or Under Common Control with Registrant

                  Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.

Item 25.          Indemnification

                  Incorporated by reference to Post-Effective Amendment No. 8 to
                  Registrant's   Registration   Statement   as  filed  with  the
                  Commission on April 30, 1996.

Item 26.          Business and Other Connections of Investment Advisor

                  During the last two fiscal years, no director or officer of Deutsche Asset Management Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters.

                  (a) Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for certain registered open-end management investment companies and exclusive placement agent for certain master portfolios managed by Deutsche Investment Management Americas Inc. and Deutsche Asset Management Inc.

                  (b) Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

         Thomas F. Eggers              Chairman and Director                    None
         345 Park Avenue
         New York, NY 10154

         Jonathan R. Baum              Chief Executive Officer, President       None
         345 Park Avenue               and Director
         New York, NY 10154



                                       4

         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

         Michael L. Gallagher          Vice President and Director              None
         222 South Riverside Plaza
         Chicago, IL  60606

         John W. Edwards, Jr.          Chief Financial Officer and Treasurer    None
         60 Wall St.
         New York, NY  10005

         Michael Volo                  Chief Operating Officer and Vice         None
         1325 Avenue of the Americas   President
         New York, NY  10019

         Caroline Pearson              Secretary                                Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Linda J. Wondrack             Vice President and Chief                 None
         Two International Place       Compliance Officer
         Boston, MA  02110-4103

         David Edlin                   Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Robert Froelich               Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         M. Patrick Donovan            Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         Thomas Winnick                Vice President                           None
         1325 Avenue of the Americas
         New York, NY  10019

         Gigi Szekely                  Vice President                           None
         1251 Avenue of the Americas
         New York, NY  10020

         Philip J. Collora             Assistant Secretary                      None
         222 South Riverside Plaza
         Chicago, IL  60606

                  (c)      Not applicable

Item 28.          Location of Accounts and Records.

Scudder Advisor Funds III                      Deutsche Asset Management
(Registrant)                                   One South Street
                                               Baltimore, MD  21202

State Street Bank and Trust Company            One Heritage Drive
(Custodian, Sub-Administrator/                 North Quincy, MA 02171
Accounting Agent)

Deutsche Asset Management, Inc.                280 Park Avenue
(Investment Advisor)                           New York, NY 10017

Northern Trust Investments, Inc.               50 South LaSalle Street
(Subadvisor)                                   Chicago, IL 60675

Scudder Investments Service Company:           222 South Riverside Plaza
(Transfer Agent)                               Chicago, IL 60606

Scudder Fund Accounting Corporation            Two International Place
(Fund Accounting Agent)                        Boston, MA 02110-4103

Scudder Distributors, Inc.                     222 South Riverside Plaza
(Distributor)                                  Chicago, IL 60606

Investment Company Capital Corp.               One South Street
(Administrator)                                Baltimore, MD 21202

DST Systems, Inc.                              333 West 11th Street, 5th Floor
(Sub-Transfer Agent)                           Kansas City, MO 64105

Item 29.          Management Services

                  Not Applicable

Item 30.          Undertakings.

                  Not Applicable

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 30th day of July, 2004.

                                                 SCUDDER ADVISOR FUNDS III


                                                 By: /s/Julian F. Sluyters
                                                     ---------------------------
                                                     Julian F. Sluyters*
                                                     Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/Julian F. Sluyters                       Chief Executive Officer                      July 30, 2004
---------------------
Julian F. Sluyters

/s/Charles A. Rizzo
--------------------------------------
Charles A. Rizzo*                           Treasurer                                    July 30, 2004

/s/Richard R. Burt
--------------------------------------
Richard R. Burt*                            Trustee                                      July 30, 2004

/s/S. Leland Dill
--------------------------------------
S. Leland Dill*                             Trustee                                      July 30, 2004

/s/Martin J. Gruber
--------------------------------------
Martin J. Gruber*                           Trustee                                      July 30, 2004

/s/Joseph R. Hardiman
--------------------------------------
Joseph R. Hardiman*                         Trustee                                      July 30, 2004

/s/Richard J. Herring
--------------------------------------
Richard J. Herring*                         Trustee                                      July 30, 2004

/s/Graham E. Jones
--------------------------------------
Graham E. Jones*                            Trustee                                      July 30, 2004

/s/Rebecca W. Rimel
--------------------------------------
Rebecca W. Rimel*                           Trustee                                      July 30, 2004

/s/Philip Saunders, Jr.
--------------------------------------
Philip Saunders, Jr.*                       Trustee                                      July 30, 2004

/s/William N. Searcy
--------------------------------------
William N. Searcy*                          Trustee                                      July 30, 2004





/s/Robert H. Wadsworth                      Trustee                                      July 30, 2004
--------------------------------------
Robert H. Wadsworth*




*By:     /s/Caroline Pearson
         -----------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney contained in and incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement, as filed on July 25, 2003.

                            SCUDDER ADVISOR FUNDS III

                                  Exhibit Index

                                       (j)